                                                                   EXHIBIT 10.34

                  RADNOR CORPORATION CENTER OFFICE LEASE
                  --------------------------------------


                                    Between


                           RADNOR CENTER ASSOCIATES
                           ------------------------
                     (a Pennsylvania limited partnership)

                                  as Landlord


                                     -and-


                             WINCUP HOLDINGS, L.P.
                             ---------------------
                       (a Delaware Limited Partnership)

                                   as Tenant


                      ___________________________________
                      ___________________________________

                              Dated: May 31, 1996


                                   Premises:
                                   ---------

                          7,965 Rentable Square Feet
                             Third Floor-Suite TBD
                         Three Radnor Corporate Center
                          Radnor, Pennsylvania 19087

                     RADNOR CORPORATE CENTER OFFICE LEASE
                     ------------------------------------

                               TABLE OF CONTENTS

     Paragraph                                                           Page
     ---------                                                           ----

1.   Demised Premises; Use ....................................................1
     ---------------------
     1.1.  Letting and Demised Premises; Use ..................................1
           ---------------------------------
     1.2.  Corporate Center ...................................................1
           ----------------
     1.3.  Common Facilities ..................................................1
           -----------------
     1.4.  Rentable Square Feet ...............................................1
           --------------------

2.   Term; Commencement .......................................................2
     ------------------
     2.1.  Duration ...........................................................2
           --------
     2.2.  Substantial Completion .............................................2
           ----------------------
     2.3.  Confirmation .......................................................2
           ------------
     2.4.  Acceptance of Work .................................................2
           ------------------

3.   Minimum Rent; Increase in Minimum Rent; Security Deposit .................3
     --------------------------------------------------------
     3.1.  Amount and Payment .................................................3
           ------------------
     3.2.  Partial Month ......................................................3
           -------------
     3.3.  Address For Payment ................................................3
           -------------------
     3.4.  Non-Waiver of Rights ...............................................3
           --------------------
     3.5.  Additional Sums Due; No Set-Off ....................................3
           -------------------------------
     3.6.  Personal Property and Other Taxes ..................................4
           ---------------------------------
     3.7.  Minimum Rent Increases .............................................4
           ----------------------
     3.8.  Security Deposit ...................................................4
           ----------------

4.   Increases in Taxes and Operating Expenses.................................4
     -----------------------------------------
     4.1.  Definitions ........................................................4
           -----------
     4.2.  General Allocation Procedures ......................................8
           -----------------------------
     4.3.  Tenant's Share of Taxes and Operating Expenses .....................8
           ----------------------------------------------
     4.4.  Disputes ...........................................................9
           --------
     4.5.  Right to Audit .....................................................9
           --------------
     4.6.  Survival ..........................................................11
           --------

5.   Services ................................................................11
     --------
     5.1.  HVAC and Electricity ..............................................11
           --------------------
     5.2.  Water and Sewer ...................................................13
           ---------------
     5.3.  Elevator; Access ..................................................14
           ----------------
     5.4.  Janitorial ........................................................14
           ----------
     5.5.  Security...........................................................14
           --------


    5.6.  Repairs............................................................................. 15
          -------
    5.7.  System changes...................................................................... 15
          --------------
    5.8.  Directory........................................................................... 15
          ---------
    5.9.  Limitation Regarding Services....................................................... 15
          -----------------------------

6.  Care of Demised Premises.................................................................. 16
    ------------------------
    6.1.  Insurance and Governmental Requirements............................................. 16
          ---------------------------------------
    6.2.  Access.............................................................................. 16
          ------
    6.3.  Condition........................................................................... 17
          ---------
    6.4.  Surrender........................................................................... 17
          ---------
    6.5.  Signs............................................................................... 17
          -----
    6.6.  Care: Insurance..................................................................... 17
          ---------------
    6.7.  Alterations; Additions.............................................................. 17
          ----------------------
    6.8.  Mechanics' Liens.................................................................... 18
          ----------------
    6.9.  Vending Machines.................................................................... 18
          ----------------
    6.10. Rules and Regulations............................................................... 18
          ---------------------
    6.11. Environmental Compliance............................................................ 18
          ------------------------

7.  Subletting and Assigning.................................................................. 19
    ------------------------
    7.1.  General Restrictions................................................................ 19
          --------------------
    7.2.  Definitions......................................................................... 20
          -----------
    7.3.  Procedure for Approval of Assignment or Sublease.................................... 20
          ------------------------------------------------
    7.4.  Conditions.......................................................................... 21
          ----------
    7.5.  Special Conditions for Assignment or Subletting to Affiliates of Tenant............. 21
          -----------------------------------------------------------------------

8.  Fire or Other Casualty.................................................................... 21
    ----------------------

9.  Regarding Insurance and Liability......................................................... 22
    ---------------------------------
    9.1.  Damage in General................................................................... 22
          -----------------
    9.2.  Indemnity........................................................................... 22
          ---------
    9.3.  Tenant's Insurance.................................................................. 23
          ------------------
    9.4.  Waiver of Subrogation............................................................... 23
          ---------------------

9.5 Limitation on Personal Liability.......................................................... 24
    --------------------------------
    9.6.  Successors in Interest to Landlord, Mortgages....................................... 24
          ---------------------------------------------
    9.7.  Survival............................................................................ 24
          --------

10. Eminent Domain............................................................................ 24
    --------------

11. Insolvency................................................................................ 25
    ----------

12. Default................................................................................... 25
    -------
    12.1. Events of Default................................................................... 25
          -----------------


     12.2.   Accelerated Rent Component.......................................26
             --------------------------
     12.3.   Re-entry.........................................................26
             --------
     12.4.   Continuing Liability.............................................27
             --------------------
     12.5.   Credit...........................................................27
             ------
     12.6.   No Duty to Relet.................................................28
             ----------------
     12.7.   Confession of Judgment...........................................28
             ----------------------
     12.8.   Bankruptcy.......................................................29
             ----------
     12.9.   Waiver of Defects................................................29
             -----------------
     12.10.  Non-Waiver by Landlord...........................................29
             ----------------------
     12.11.  Partial Payment..................................................29
             ---------------
     12.12.  Overdue Payments.................................................30
             ----------------
     12.13.  Cumulative Remedies..............................................30
             -------------------

13.  Subordination............................................................30
     -------------
     13.1.   General..........................................................30
             -------
     13.2.   Rights of Mortgagee..............................................31
             -------------------
     13.3.   Modifications....................................................31
             -------------

14.  Notices..................................................................31
     -------
     14.1.   If to Landlord...................................................31
             --------------
     14.2.   If to Tenant.....................................................31
             ------------

15.  Holding Over.............................................................32
     ------------

16.  Reservations in Favor of Landlord........................................32
     ---------------------------------

17.  Completion of Improvements; Delay in Possession..........................32
     -----------------------------------------------

17.1 Landlord Improvements....................................................32
     ---------------------
     17.2.   Tenant Improvements..............................................33
             -------------------
     17.3.   Performance of Landlord and Tenant Improvements..................33
             -----------------------------------------------
     17.4.   Acceptance.......................................................33
             ----------
     17.5.   Delay in Possession..............................................33
             -------------------

18.  Landlord's Reliance......................................................34
     -------------------

19.  Prior Agreements; Amendments.............................................34
     ----------------------------

20.  Captions.................................................................35
     --------

21.  Landlord's Right to Cure.................................................35
     ------------------------

22.  Estoppel Statement.......................................................35
     ------------------

23.   Relocation of Tenant....................................................35
      --------------------

24.   Broker..................................................................36
      ------

25.   Miscellaneous...........................................................36
      -------------
      25.1.  Certain Interpretations..........................................36
             -----------------------
      25.2.  Partial Invalidity...............................................37
             ------------------
      25.3.  Governing Law....................................................37
             -------------

26.   Quiet Enjoyment.........................................................37
      ---------------

27.   Free Rent...............................................................37
      ---------

28.   Right to First Offer....................................................37
      --------------------
      28.1.  Tenant's Notice..................................................37
             ---------------
      28.2.  Landlord's Notice................................................37
             -----------------
      28.3.  Exercise.........................................................38
             --------
      28.4.  Lease Terms......................................................38
             -----------
      28.5.  Failure to Exercise..............................................38
             -------------------

29.   Termination Option......................................................39
      ------------------
      29.1.  Grant of Option..................................................39
             ---------------
      29.3.  Terms............................................................39
             -----
      29.4.  Termination......................................................40
             -----------

30.   Confidentiality.........................................................40
      ---------------



                          ==========================

                             SCHEDULE OF EXHIBITS
                             --------------------

Exhibit              Contents                              Page Nos.
-------              --------                              ---------

  A           FLOOR PLAN OF THE DEMISED PREMISES           A-1 only

  B           SITE PLAN                                    B-1 only

  C           CONFIRMATION OF LEASE TERM                   C-1 through C-2

  D           JANITORIAL SERVICES                          D-1 through D-3

  E           RULES AND REGULATIONS                        E-1 through E-5

  F           RESPECTING IMPROVEMENTS TO THE
              DEMISED PREMISES                             F-1 through F-4
                   ANNEX: BUILDING STANDARD
                   -----
                   CONSTRUCTION ITEMS

  G           MINIMUM RENT INCREASES                       G-1 through G-2

  H           ESTOPPEL CERTIFICATE                         H-1 through H-5

                            RADNOR CORPORATE CENTER
                                 OFFICE LEASE


      THIS OFFICE LEASE (the "Lease") is made this 31st day of May, 1996, by and between RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership (hereinafter called "Landlord"), and WINCUP HOLDINGS, L.P., a Delaware Limited Partnership (hereinafter called "Tenant").

      1. Demised Premises; Use.
         ---------------------

         1.1.  Letting and Demised Premises; Use. Landlord, for the term and
               ---------------------------------
subject to the provisions and conditions hereof, leases to Tenant, and Tenant rents from Landlord, the space (hereinafter referred to as the "Demised Premises" and more particularly delineated on the floor plan attached hereto as Exhibit "A" and made a part hereof) being, for purposes of the provisions hereof 7,965 rentable square feet, located on the third floor of the office building (hereinafter referred to as the "Building") known as Building No. Three of Radnor Corporate Center, or such other name as Landlord may from time to time designate, with an address of 100 Matsonford Road, Radnor Township, Delaware County, Pennsylvania 19087, located as shown on the Site Plan attached hereto as Exhibit "B", to be used by Tenant only for general office purposes and associated incidental uses and for no other purpose without the prior written consent of Landlord.

         1.2.  Corporate Center. Radnor Corporate Center consists of
               ----------------
approximately 57.021 acres of ground and certain buildings and other improvements thereon (including five separate office buildings, of which the Building is one, and related amenities), all located at or about Matsonford Road and King of Prussia Road in Radnor Township, Delaware County, Pennsylvania (the "Corporate Center"). Landlord reserves the right, in its sole discretion, at any time and from time to time, to expand and/or reduce the amount of ground and/or improvements of which the Corporate Center consists.

         1.3.  Common Facilities. Tenant and its agents, employees and invitees,
               -----------------
shall have the right to use, in common with all others granted such rights by Landlord, in a proper and lawful manner, the common sidewalks, access roads, parking areas and other outdoor areas within the Corporate Center, the common entranceways, lobbies and elevators furnishing access to the Demised Premises, and (if the Demised Premises includes less than a full floor) the common lobbies, hallways and toilet rooms on the floor on which the Demised Premises is located. Such use shall be subject to the terms of this Lease and to such reasonable rules, regulations, limitations and requirements as Landlord may from time to time prescribe with respect thereto, including, without limitation, the reservation of any particular parking spaces or parking areas for the exclusive use of other tenants of the Corporate Center.

         1.4.  Rentable Square Feet. Tenant understands, acknowledges and agrees
               --------------------
(i) that the amount of rentable square feet set forth in Paragraph 1.1 above is calculated based on certain assumptions, and (ii) that such amount of rentable square feet is hereby accepted by Tenant for all purposes of this Lease, including, without limitation, for purposes of determining minimum rent, Tenant's Proportionate Share of applicable items of Taxes and Operating Expenses (as those terms are hereinafter defined), Tenant's construction allowance, if any, and other items which are based upon the computation of square footage.

      2. Term: Commencement.
         ------------------

           2.1. Duration. The term of this Lease shall commence (the
                --------
"Commencement Date") on June 1, 1996; or, if Landlord is responsible as hereinafter provided for the completion of work in the Demised Premises and for the completion of Tenant's fit-out work and other leasehold improvements therein, then the Commencement Date shall be the earlier of the following:
(i) the later of (x) June 1, 1996, or (y) the date of "Substantial Completion", as defined below, of the Demised Premises, or (ii) the date on which Tenant shall take possession of the Demised Premises or any part thereof, or (iii) the date on which Tenant would have taken possession of the Demised Premises had Tenant not delayed in its obligations to furnish Landlord plans and other drawings pursuant to Exhibit "F" attached hereto or otherwise caused a delay in the Substantial Completion of the Demised Premises. Unless extended or sooner terminated as herein provided, the initial term of this Lease shall continue until, and shall expire on, the expiration of one hundred twenty (120) months following the Commencement Date, or if the Commencement Date is a date other than the first day of a month, then on the expiration of one hundred twenty
(120) months from the first day of the month following the month in which the Commencement Date occurs.

          2.2. Substantial Completion. The term "Substantial Completion" shall
               ----------------------
mean that state of completion of the Demised Premises which will, (a) except for any improvements or work to be performed by Tenant, allow Tenant to utilize the Demised Premises for their intended purposes (including the availability of required utility services) without material interference to the customary business activities of Tenant by reason of the completion of Landlord's work, all as more fully described in Paragraph 17 below and Exhibit "F" attached hereto and (b) allow all appropriate governmental authorities to issue a certificate of occupancy for the Demised Premises. The Demised Premises shall be deemed substantially complete even though minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises or the conduct of its business therein.

          2.3. Confirmation. When the Commencement Date of the term of this
               ------------
Lease is established, Landlord and Tenant shall promptly execute and acknowledge a Confirmation of Lease Term, in the form set forth in Exhibit "C" hereto, containing the information as it relates to this Lease as set forth in Exhibit "C" and acknowledging the Commencement Date and expiration date of the term hereof.

          2.4. Acceptance of Work. On the Commencement Date of the term of this Lease, it shall be presumed that all work theretofore performed by or on behalf of Landlord was satisfac-torily performed in accordance with, and meeting the requirements of, this Lease. The foregoing presumption shall not apply, however, (i) to required work not actually completed by Landlord and identified and described in a written punch-list to be jointly prepared and initialed by Landlord and Tenant at or about the date on which Tenant shall occupy the Demised Premises; or (ii) to deficiencies or inadequacies in the work which Tenant brings to Landlord's attention in writing, with specificity, on or before the Commencement Date or within thirty (30) business days thereafter (and all of the work so identified and described on the punch-list or as timely brought to Landlord's attention as aforesaid which is Landlord's responsibility shall be completed by Landlord with reasonable speed and diligence). In addition, Landlord shall, at its sole cost and expense, repair and replace any defective work identified by Tenant within one (1) year after the Commencement Date, provided Landlord shall not be responsible to repair or replace items damaged due to ordinary wear and and tear or caused by Tenant.

      3. Minimum Rent; Increases in Minimum Rent; Security Deposit.
         ---------------------------------------------------------

         3.1. Amount and Payment. Minimum rent for the Demised Premises shall
              ------------------
accrue during the term beginning thirty (30) days after the Commencement Date (the "Rent Commencement Date") at the annual rate of One Hundred Ninety One Thousand One Hundred Sixty and 00/100 Dollars ($191,160.00), and shall be payable during the term hereof, in advance, in equal monthly installments of one-twelfth of the annual amount (i.e., in a monthly amount equal to
                                  ----
$15,930.00), the first installment to be payable upon the execution of this Lease and subsequent installments to be payable on the first day of each successive month of the term hereof following the Rent Commencement Date.

         3.2. Partial Month. If the Rent Commencement Date is a day other than
              -------------
the first day of a month, rent from such day until the first day of the following month shall be prorated (at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day) and shall be payable, in arrears, on the first day of the first full calendar month following the Rent Commencement Date (and, in such event, the installment of rent paid at execution hereof shall be applied to the rent due for the first full calendar month following the Rent Commencement Date).

         3.3. Address For Payment. All rent and other sums due to Landlord
              -------------------
hereunder shall be payable to Radnor Center Associates, c/o The Rubenstein Company, 4100 One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, or to such other party or at such other address as Landlord may designate, from time to time, by written notice to Tenant.

         3.4. Non-Waiver of Rights. If Landlord, at any time or times, shall
              --------------------
accept rent or any other sum due to it hereunder after the same shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any of Landlord's rights hereunder.

         3.5. Additional Sums Due; No Set-Off. All sums payable by Tenant under
              -------------------------------
this Lease, whether or not stated to be rent, minimum rent or additional rent, shall be collectible by

Landlord as rent, and upon default in payment thereof Landlord shall have the same rights and remedies as for failure to pay rent (without prejudice to any other right or remedy available therefor). All minimum rent, additional rent and other sums payable by Tenant under this Lease shall be paid, when due, without offset, abatement, diminution or reduction.

      3.6. Personal Property and Other Taxes. As additional rent, Tenant shall
           ---------------------------------
pay monthly or otherwise when due, whether collected by Landlord or collected directly by the governmental agency assessing the same, any taxes imposed or calculated on Tenant's rent or with respect to Tenant's use or occupancy of the Demised Premises or Tenant's business or right to do business in the Demised Premises, including, without limitation, a gross receipts tax or sales tax on rents or a business privilege tax or use or occupancy tax, whether such tax exists at the date of this Lease or is adopted hereafter during the term of this Lease or during any renewal or extension thereof; but nothing herein shall be taken to require Tenant to pay any income, estate, inheritance, transfer or franchise tax imposed upon Landlord. In addition to the foregoing, Tenant shall be responsible to pay when due all taxes imposed upon all personal property of Tenant.

      3.7. Minimum Rent Increases. Provisions with respect to increases in
           ----------------------
minimum rent hereunder are as set forth in Exhibit "G" attached hereto and made a part hereof.

      3.8. Security Deposit. As additional security for the full and prompt
           ----------------
performance by Tenant of the terms and covenants of this Lease. Tenant has deposited with the Landlord the sum of Fifteen Thousand Nine Hundred Thirty and 00/100 Dollars ($15,930.00), (the "Security Deposit") which shall not constitute rent for any month (unless so applied by Landlord on account of Tenant's default). Tenant shall, upon demand, restore any portion of the Security Deposit which may be applied by Landlord to the cure of any default by Tenant hereunder. To the extent that Landlord has not applied the Security Deposit on account of a default, the Security Deposit shall be returned (without interest) to Tenant promptly after the expiration of this Lease. Until returned to Tenant after the expiration of the Lease and the full performance of Tenant hereunder, the Security Deposit shall remain the property of Landlord.

   4. Increases in Taxes and Operating Expenses.
      -----------------------------------------

      4.1 Definitions. As used in this Paragraph 4, the following terms shall be
          -----------
defined as hereinafter set forth:

          (i) "Taxes" shall mean all real estate taxes and assessments of
               -----
whatever kind, general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Building or with respect to the ownership of the Building and the Corporate Center and the parcel of land on which the Building and the Corporate Center are located, and any existing or future improvements to the Building or the Corporate Center or to the parcel of land on which the Building or the Corporate Center is located, all of the foregoing as allocable and attributable to each given calendar year which occurs during the term of this Lease (and any renewals and extensions thereof). If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied or imposed in addition to or in substitution, in whole or in part, for any tax which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included within Taxes as defined herein. Taxes also shall include amounts paid to anyone engaged by Landlord to contest the amount or rate of taxes, provided that the amounts so paid do not exceed the savings procured.

        (ii)  (1) "Operating Expenses" shall mean Landlord's actual
                  --------------------
out-of-pocket expenses, adjusted as set forth herein and as allocable and attributable to each given calendar year which occurs during the term of this Lease (and any renewals and extensions thereof), in respect of the ownership, operation, maintenance, repair, replacement and management of the Building and the Corporate Center (after deducting any reimbursement, discount, credit, reduction or other allowance received by Landlord) and shall include, without limitation: (A) wages and salaries (and taxes and insurance imposed upon employers with respect to such wages and salaries) and fringe benefits paid to persons employed by Landlord to render services in the normal operation, maintenance, cleaning, repair and replacement of the Building and the Corporate Center and any security personnel for the Building and the Corporate Center, excluding any overtime wages or salaries paid for providing extra services exclusively for any specific tenants; (B) costs of independent contractors hired (on an arm's length basis) for, and other costs in connection with, the operation, security, maintenance, cleaning, repair and replacement of the Building and related facilities and amenities in the Corporate Center; (C) costs of materials, supplies and equipment (including trucks) used in connection with the operation, security, maintenance, cleaning, repair and replacement of the Building and related facilities and amenities in the Corporate Center; (D) costs of electricity, steam, water, sewer, fuel and other utilities used at the common areas of the Building or the Corporate Center, together with the cost of providing the services specified in Paragraph 5 hereof, to the extent such utilities and/or services are not separately chargeable to an occupant of the Building or an occupant elsewhere in the Corporate Center; (E) cost of insurance for public and general liability insurance and insurance relating to the Building and the Corporate Center, including fire and extended coverage or "All-Risk" coverage, if available, and coverage for elevator, boiler, sprinkler leakage, water damage, and property damage, plate glass, personal property owned by landlord, fixtures, and rent protection (all with such coverages and in such amounts as Landlord may elect or be required to carry), but excluding any charge for increased premiums due to acts or omissions of other occupants of the Building or elsewhere in the Corporate Center because of extra risk which are reimbursed to Landlord by such other occupants; (F) costs of tools, supplies and services; (G) costs of "Essential Capital Improvements", as defined in and to the extent permitted pursuant to subparagraph 4.1(ii)(3) below; (H) costs of alterations and improvements to the Building or the Corporate Center made pursuant to any Governmental Requirements (as defined in subparagraph 4.1(iii) below) which are not capital in nature (except to the extent permitted by subparagraph 4.1(ii)(3) below), and which are not the obligation of Tenant or any other occupant of the Building or elsewhere in the Corporate Center; (I) reasonable legal and accounting fees and disbursements necessarily incurred in connection with the ownership, maintenance and operation of the Building and the Corporate Center, and the preparation, determination and certification of bills for Taxes and Operating Expenses pursuant to this and other leases at the Building and the Corporate Center; (J) sales, use or excise taxes on supplies and services and on any of the other items included in Operating Expenses; (K) costs of redecorating, repainting, maintaining, repairing and replacing the common areas of the Building and the Corporate Center (including seasonal decorations); (L) management fees payable to the managing agent for the Building and the Corporate Center (provided, however,
                                                          -----------------
that if management fees are paid to any affiliate of Landlord, then the amount thereof to be included in Operating Expenses shall not exceed such amount as is customarily being charged for similar services rendered to comparable buildings in the geographical submarket within which the Corporate Center is located);
(M) the cost of telephone service, postage, office supplies, maintenance and repair of office equipment and similar costs related to operation of the Building's and the Corporate Center's management and superintendent's offices;
(N) the cost of licenses, permits and similar fees and charges related to operation, maintenance, repair and replacement of the Building and the Corporate Center, other than any of the foregoing relating to tenant improvements; and (O) without limiting any of the foregoing, any other expenses or charges which, in accordance with sound accounting and management principles generally accepted with respect to a first-class suburban office building, would be construed as an operating expense. Operating Expenses (including such as are stated above which relate or are applicable to the Corporate Center) shall include, without limitation, any and all sums for landscaping, ground and sidewalk maintenance, santitation control, extermination, cleaning, lighting, snow removal, parking area and driveway striping and resurfacing, fire protection, fire safety, policing, security systems, public liability and property damage insurance, and expenses for the upkeep, maintenance, repair, replacement and operation of the Corporate Center, all as payable in respect of or allocable to the Building by virtue of the ownership thereof and/or under and pursuant to the Declaration (as hereinafter defined). The term "Operating Expenses" shall not include: (a) the cost of redecorating or special cleaning or similar services to individual tenant spaces, not provided on a regular basis to other tenants of the Building;
(b) wages or salaries paid to executive personnel of Landlord not providing fulltime service at the Corporate Center; (c) the cost of any new item (not replacement or upgrading of an existing item) which, by standard accounting principles, should be capitalized (except as provided above or in subparagraph 4.1(ii)(3) below); (d) any charge for depreciation or interest paid or incurred by Landlord; (e) costs for soliciting tenants and leasing commissions; (f) Taxes; (g) any charge for Landlord's income tax, excess profit taxes, franchise taxes or similar taxes on Landlord's business; (h) legal fees for the negotiation or enforcement of leases; (i) cost of repair which has been compensated by insurance held by Landlord; (j) costs of preparing tenant spaces for leases; or (k) fees paid to affiliates of Landlord performing services to the Building and the Corporate Center to the extent such fees exceed the amount which would typically be charged by an independent third party on an arms length basis for such services. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord had in fact performed the work or service at its expense. The costs of electric consumption and water, sewer and other utility services to the Demised Premises (including, without limitation, for HVAC usage) are not included as Operating Expenses of the Building and shall be paid for by Tenant separately in accordance with Paragraph 5 of this Lease. Notwithstanding the foregoing, in the event the Landlord now, or in the future, employs oil or gas to partially fuel the HVAC at the Building, the cost of such oil or gas shall be included in Operating Expenses.

                            (2)    In determining Operating Expenses for any
year, if less than 95% of the rentable square feet of the Building shall have been occupied by tenants at any time during such year, Operating Expenses shall be deemed for such year to be an amount equal to the like expenses which Landlord reasonably determines would normally be incurred had such occupancy been 95% throughout such year. In no event shall the total of Taxes and Operating Expenses for any year be deemed to be less than the Base Amount for Taxes and Operating Expenses.

                            (3)   In the event Landlord shall make a capital
expenditure for an "Essential Capital Improvement, as hereinafter defined in this subsection (3), during any year, the annual amortization of such expenditure (determined by dividing the amount of the expenditure by the useful life of the improvement, but in no event longer than five years), plus any reasonable interest or financing charges thereon (or, if such improvements are funded from reserves, a reasonable sum imputed in lieu of such financing charges), shall be deemed an Operating Expense for each year of such period. As used herein, an "Essential Capital Improvement" means any of the following:
(A) a labor saving device, energy saving device or other installation, improvement, upgrading or replacement which reduces or is intended to reduce Operating Expenses as referred to above, whether or not voluntary or a Governmental Requirement; or (B) an installation, improvement, alteration or removal of any improvements including architectural or communication barriers which are made to the Building by reason of any Governmental Requirement whether or not such improvements are structural in nature and whether or not such Governmental Requirement either existed or was required of the Landlord on the date of execution of this Lease, if such Governmental Requirement is or will be applicable generally to similar suburban office buildings in the vicinity of Radnor Township; or (C) an installation or improvement which directly enhances the safety of occupants or tenants in the Building generally, whether or not voluntary or a Governmental Requirement (as, for example, but without limitation, for general safety, fire safety or security).

                    (iii)   "Governmental Requirements" shall mean all
                             -------------------------
applicable requirements under any federal, state or local statutes, rules, regulations, ordinances, or other requirements of any duly constituted public authority having jurisdiction over the Building (including, without limitation, the Demised Premises) including, but not limited to, requirements under applicable Radnor Township building, zoning and fire codes and federal, state and local requirements and regulations governing accessibility by persons with physical disabilities.

                    (iv)    "Base Amount for Taxes and Operating Expenses" shall
                             --------------------------------------------
mean the total of Taxes and Operating Expenses allocable and attributable to calendar year 1996 for the Building. The Base Amount for Operating Expenses shall be calculated on the basis of the Building being 95% occupied in accordance with Paragraph 4.1(ii)(2) hereof. The Base Amount for Taxes and Operating Expenses shall be adjusted for the calendar year above stated to adjust for average and reasonable allowances for on-going repairs and maintenance and to exclude from the Base Amount extraordinary items of Taxes and/or Operating Expenses incurred in such calendar year.

           (v) "Tenant's Proportionate Share" shall be six and 6824/10000
                ----------------------------
percent (6.6824%). This is equal to the ratio of the rentable square feet of the Demised Premises, as set forth above, to the total rentable square feet of space in the Building.

           (vi) "Tenant's Share of Taxes and Operating Expenses" shall mean,
                 ----------------------------------------------
with respect to any calendar year, the product of (A) Tenant's Proportionate Share, multiplied by, (B) the amount, if any, by which the total of Taxes and Operating Expenses for such calendar year exceeds the Base Amount for Taxes and Operating Expenses.

           (vii) "Tenant's Estimated Share" shall mean, with respect to any
                  ------------------------
calendar year, the product of (A) Tenant's Proportionate Share, multiplied by
(B) the amount, if any, by which landlord's good faith estimate of the total of Taxes and Operating Expenses for such calendar year exceeds the Base Amount for Taxes and Operating Expenses.

          (viii) "Declaration" shall mean the Declaration of Radnor Corporate
                  -----------
Center Covenants, Restrictions and Easements, together with all existing or future amendments, addenda and supplements thereto, executed by Landlord (or Landlord's predecessor in title to the Corporate Center) and placed of record, submitting the Corporate Center or portion thereof to system of reciprocal easements, restrictions, benefits and burdens for the use and maintenance thereof by owners and tenants, and to which all such owners and tenants shall be subject.

      4.2. General Allocation Procedures. Landlord and Tenant acknowledge the
           -----------------------------
following:

           (i) To the extent practicable and known exactly, all Taxes and Operating Expenses will be accounted for and attributed separately for the Building and for the four other office buildings which presently comprise the Corporate Center (the "Other Corporate Center Buildings"). To the extent allocations of an item of Taxes or Operating Expenses in accordance with the foregoing sentence is not practicable and known exactly, allocations will be made between and among the Building and the Other Corporate Center Buildings proportionately among all thereof (based upon the respective square footage of each), or equally among all thereof, or in such other proportions as may reasonably be determined by Landlord in the exercise of prudent management practices.

           (ii) Notwithstanding the foregoing, and to the extent deemed reasonable by Landlord, all common area and other charges under and as permitted by the Declaration will be charged and allocated among the Building, the Other Corporate Center Buildings, and any other building, facility or property subject to the Declaration, all in accordance with the terms and provisions of the Declaration.

      4.3. Tenant's Share of Taxes and Operating Expenses.
           ----------------------------------------------

          (i) For and with respect to each calendar year which occurs during the term of this Lease (and any renewals or extensions thereof) there shall accrue, as additional rent, Tenant's Share of Taxes and Operating Expenses, appropriately prorated for any partial calendar year occurring with the term.

          (ii) Landlord shall furnish to Tenant, on or before December 31 of each calendar year during the term hereof, a statement for the next succeeding calendar year setting forth Tenant's Estimated Share and the information on which such estimate is based. On the first day of the new calendar year, Tenant shall pay to Landlord, on account of Tenant's Estimated Share, an amount equal to one-twelfth (1/12) of Tenant's Estimated Share, and on the first day of each succeeding month up to and including the time that Tenant shall receive a new statement of Tenant's Estimated Share, Tenant shall pay to Landlord, on account of Tenant's Estimated Share, an amount equal to one-twelfth (1/12) of the then applicable Tenant's Estimated Share.

          (iii) Landlord shall furnish to Tenant, on or before April 30 of each calendar year during the term hereof, a statement (the "Expense Statement") prepared by Landlord or its agent or accountants setting forth for the previous calendar year: (A) the actual amount of Taxes and Operating Expenses for the previous calendar year; (B) the Base Amount for Taxes and Operating Expenses;
(C) the Tenant's Proportionate Share; (D) the Tenant's Share of Taxes and Operating Expenses; (E) the Tenant's Estimated Share; and (F) a statement of the amount due to Landlord, or to be credited to Tenant, as a final adjustment in respect of Tenant's Share of Taxes and Operating Expenses for the previous calendar year (the "Final Adjustment Amount"). The Final Adjustment Amount shall be calculated by subtracting the Tenant's Estimated Share from the Tenant's Share of Taxes and Operating Expenses. On the first day of the first calendar month (but in no event sooner than ten [10] days) following delivery of the Expense Statement to Tenant, Tenant shall pay to Landlord the Final Adjustment Amount calculated as set forth in the Expense Statement. If the Final Adjustment Amount is a negative quantity, then Landlord shall credit Tenant with the amount thereof against the next payment of minimum rent due by Tenant hereunder or, with respect to the last year of the term of this Lease, reimburse such amount to Tenant. In no event, however, shall Tenant be entitled to receive a credit greater than the payments made by Tenant as payments of Tenant's Estimated Share for the calendar year to which the Final Adjustment Amount relates.

      4.4 Disputes. The information set forth on all statements furnished to
          --------
Tenant pursuant to this Paragraph 4, including each Expense Statement, and all documents relating to Tenant's Estimated Share, Tenant's Share of Taxes and Operating Expenses, the Final Adjustment Amount, and all supportive documentation and calculations, shall be deemed approved by Tenant unless, within sixty (60) days after submission to Tenant, Tenant shall notify Landlord in writing that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending the resolution of any dispute, however, Tenant shall continue to make payments in accordance with the statement or information as furnished.

      4.5 Right to Audit. Tenant shall have the right (the "Audit Right"),
          --------------
subject to
the following terms and conditions:

                      (i) Tenant's audit shall be at its sole expense and at reasonable times during normal business hours at Landlord's office in Philadelphia, Pennsylvania, or at such other office location in or about Philadelphia, Montgomery or Delaware County, Pennsylvania as Landlord may from time to time determine. Tenant may audit (an "Audit") Landlord's books and records relating to this Lease and the general management and operation of the Building and the Corporate Center for any year or years during the Term, but only one time with respect to any particular year. An Audit Right must be exercised, if at all, on and subject to the following terms and conditions:
(a) an Audit Right must be exercised by Tenant, if at all, by notice (an "Audit Notice") from Tenant to Landlord given on or prior to sixty (60) days following the date of Tenant's receipt from Landlord of an Expense Statement for the year for which the Audit is intended to be conducted (the "Audit Year") and ten (10) days prior to the date Tenant wishes to conduct its Audit; (b) if the Audit reveals, in the judgment of Tenant, an overcharge to Tenant with respect to Taxes or Operating Expenses, as the case may be, for the given Audit Year (an "Overcharge"), then Tenant will be required to give notice to Landlord of the Overcharge, accompanied by a reasonably detailed explanation of and together with reasonably detailed supporting data evidencing the basis on which the claim of an Overcharge is made (an "Overcharge Notice"); (c) an Overcharge Notice must be given, if at all, on or prior to sixty (60) days following the completion of Tenant's Audit (but no more than one hundred fifty (150) days from the date Tenant received its Expense Statement of actual Taxes or Operating Expenses, as the case may be, for the Audit Year for which the Audit is being conducted); and
(d) in the event Tenant fails timely to give either an Audit Notice or an Overcharge Notice in accordance with the foregoing, then Tenant thereafter will be estopped from challenging the Expense Statement of actual Taxes or Operating Expenses, as the case may be, for the then Audit Year.

                      (ii) Upon receipt of an Overcharge Notice, Landlord shall either (a) notify Tenant in writing within thirty (30) days of receipt of the Overcharge Notice, that it agrees with the determination set forth in the Overcharge Notice and Landlord shall credit Tenant with the amount of such overcharge against the next succeeding amount of Minimum and Additional Rent due from Tenant, or (b) within thirty (30) days of receipt of the Overcharge Notice, notify Tenant that it does not agree with the determination set forth in the Overcharge Notice ("Landlord's Dispute Notice"). Landlord's failure to timely provide a Landlord's Dispute Notice shall be treated as if Landlord provided a Landlord's Dispute Notice. In the event Landlord provides Tenant with a Landlord's Dispute Notice, then the Landlord shall select a consultant, who shall be either a certified public accountant or such other financial consultant as Landlord may deem appropriate ("Landlord's Consultant"), to review and examine the Overcharge Notice. If Landlord's Consultant agrees with the Overcharge Notice, Landlord shall be deemed to have agreed with the Overcharge Notice as provided in clause (ii)(a) above. If Landlord's Consultant shall not agree with the Overcharge Notice, it shall either adopt the Landlord's Dispute Notice or provide its own independent dispute notice (either of which if supplied by Landlord's Consultant shall hereinafter be referred to as "Landlord's Consultant's Dispute Notice"). Upon receipt of a

Landlord's Consultant's Dispute Notice, Tenant may, within five (5) days, either
(aa) accept the contents of such Landlord's Consultant's Dispute Notice, in which case the determination of Landlord's Consultant shall determine the matter, or (bb) appoint its own independent consultant who shall be either a certified public accountant or such other financial consultant as Tenant may deem appropriate ("Tenant's Consultant") and who, together with Landlord's Consultant, shall appoint an independent consultant who shall be a reputable certified public accountant licensed to practice in the Commonwealth of Pennsylvania who is experienced in the management and operation of commercial real estate in the geographical location of the Building (the "Independent Consultant"). The panel of Landlord's Consultant. Tenant's Consultant and the Independent Consultant shall, within thirty (30) days after the appointment of the Independent Consultant, produce a written accounting setting forth their determination. The determination of the panel of consultants shall be final and binding on Landlord and Tenant. Landlord and Tenant shall each bear the cost of their respective consultants and shall share equally the cost of the Independent Consultant.

               (iii) In the event a determination of the panel of Landlord's Consultant, Tenant's Consultant and the Independent Consultant, as set forth in Paragraph 4.5 (ii) above, reveals that there has been an Overcharge, or in the event Landlord agrees with Tenant's Overcharge Notice, as set forth in Paragraph
4.5 (ii) above, then, notwithstanding the terms of Paragraph 4.4 and this Paragraph 4.5 of the Lease, Tenant shall be permitted to Audit the books and records of Landlord for the two calendar years immediately prior to the year covered by such Audit solely with respect to the item which generated Overcharge.

          4.6.  Survival. Notwithstanding anything herein contained to the
                --------
contrary, Tenant understands and agrees that additional rent for increases of Taxes and Operating Expenses described in this Paragraph 4 are attributable to and owing for a specific twelve (12) month period, and are generally determined in arrears. Accordingly, Tenant agrees that, at any time following the expiration of the term of this Lease, or after default by Tenant with respect to this Lease, Landlord may bill Tenant for (i) the entire amount of accrued and uncollected additional rent attributable to increases in Taxes and Operating Expenses under this Paragraph 4, and (ii) any unpaid charges for usage, services or other amounts with respect to any period during the term of this Lease; and the amount of such bill shall be due and payable to Landlord within ten (10) business days after rendering thereof.

     5.   Services. Landlord agrees that during the term of the Lease, Landlord
          --------
shall provide services as set forth in Paragraph 5.

          5.1.  HVAC and Electricity. Landlord shall furnish (a) heat,
                --------------------
ventilation and air conditioning (including the labor, maintenance and equipment necessary to provide the same), (b) electricity and other utilities needed to operate such systems and (c) electricity for lighting and general power for office use, each of the foregoing to be paid for by Tenant as follows:

                (i)  Standard Usage: Business Hours. Tenant shall pay its pro
                     ------------------------------
rata
share (based upon Tenant's Proportionate Share, but subject to the last sentence of this subparagraph) of the cost to the Building (including applicable sales or use taxes) for the foregoing services during "Business Hours" (as hereinafter defined) and for "Building Standard Consumption" (as hereinafter defined). Such payment shall be made by Tenant within ten (10) days after submission by Landlord of a statement to Tenant setting forth the amount due. "Business Hours" shall mean Monday through Friday from 8:00 a.m. to 6:00 p.m. and on Saturday from 8:00 a.m. to 1:00 p.m., Holidays (defined below) excepted. New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving, Christmas, or any day set aside to celebrate such holidays are "Holidays" under this Lease. "Building Standard Consumption" shall mean the consumption necessary, in Landlord's reasonable judgement, for use and comfortable occupancy of the Demised Premises when occupied by the density of people for which the building standard system was designed with occupants using Standard Office Equipment. "Standard Office Equipment" shall mean all office equipment normally found in an office facility but shall not include computer and communication systems, telephone switches and conference or training rooms (or items similar thereto) which require Additional Electric Equipment, as hereinafter defined in Paragraph 5.1(v) below, or additional air conditioning service or systems. In determining Tenant's pro rata share for the foregoing services for any period, the cost for the foregoing services shall be deemed for such period to be an amount equal to the like expenses which Landlord reasonably determines would normally be incurred had the Building been fully occupied throughout such period.

               (ii)  Non-Standard Usage: After-Hours. Tenant shall pay the cost
                     -------------------------------
of supplying the Demised Premises with the foregoing services at times outside of Business Hours or in amounts in excess of Building Standard Consumption, at such rates as Landlord shall specify from time to time to cover all of the estimated costs and expenses incurred by Landlord in connection with supplying the Demised Premises with such service, including without limitation the costs of labor and utilities associated with such service and including applicable sales or use taxes thereon, such amounts to be paid by Tenant within ten (10) days after submission by Landlord of a statement to Tenant setting forth the amount due. With respect to heat, ventilation and air conditioning required by Tenant outside of Business Hours, Tenant shall notify Landlord by 12:00 noon on the day such after-hours use is desired, except if such use is desired for a weekend, in which event Tenant shall notify Landlord no later than 12:00 noon on the Friday immediately preceding such weekend.

               (iii) Separate Metering: Survey. Landlord reserves the right, at
                     -------------------------
Tenant's sole cost if Tenant is believed to be an excess user of electricity or, otherwise, at Landlord's sole cost, to determine Tenant's charge for electrical usage by separate meter or electrical engineering survey. At any time after the installation of separate metering for the Demised Premises (or any part thereof), or the completion of such survey, Landlord shall furnish to Tenant a statement setting forth the amount due for Tenant's electric usage (or the part thereof that is so metered or subject to such survey), and the total amount set forth in such statement shall be due and payable by Tenant within ten (10) days after submission to Tenant by Landlord of such statement. In such case, Tenant shall pay for such consumption based upon the average KWH rate paid by

Landlord.

               (iv) System Failure. Landlord shall not be responsible for any
                    --------------
failure or inadequacy of the air conditioning system if such failure or inadequacy results from the occupancy of the Demised Premises by persons in excess of the density anticipated on for which the system was designed, or if Tenant uses the Demised Premises in a manner for which it was not designed, or if Tenant installs or operates machines, appliances or equipment which exceed the maximum wattage per square foot contemplated by, or generate more heat than anticipated in, the design of the Demised Premises (as such design standards may be set forth in Exhibit "F" attached hereto or otherwise established by Landlord if not so set forth).

               (v)  Additional Electrical Equipment. Tenant will not install or
                    -------------------------------
use electrically-operated equipment in excess of the design capacity of the Demised Premises (as such design standards may be set forth in Exhibit "F" attached hereto or otherwise established by Landlord if not so set forth) and Tenant will not install or operate in the Demised Premises any electrically-operated equipment or machinery other than that commonly used in a normal office operation without first obtaining the prior written consent of the Landlord. Landlord may condition any consent required under this Paragraph 5.1 (v) upon the installation of separate meters (and transformers or electrical panels) for such equipment or machinery at Tenant's expense and the payment by Tenant of additional rent as compensation for the additional consumption of electricity occasioned by the operation of such additional equipment or machinery, at the rates and in the manner set forth in Paragraph 5.1 (ii) and (iii) above. Landlord shall replace, when and as requested by Tenant (the cost of which replacement light bulbs and tubes, and ballasts, plus the labor cost for such replacement, to be chargeable to Tenant) light bulbs and tubes, and ballasts, within the Demised Premises which are Building standard (but at Landlord's option such undertaking of Landlord shall not include bulbs or tubes for any non-Building standard lighting, high hats, or other specialty lighting of Tenant, which shall be and remain the responsibility of Tenant).

               (vi) Regulatory Compliance. The furnishing of the foregoing
                    ---------------------
heating, ventilation, air conditioning and electricity services shall be subject to any statute, ordinance, rule, regulation, resolution or recommendation for energy conservation which may be promulgated by any governmental agency or organization which Landlord shall be required to comply with or which Landlord determines in good faith to comply with.

          5.2  Water and Sewer. Furnish the Building with water (i) for
               ---------------
drinking, lavatory, toilet and sanitary sewer purposes drawn through fixtures installed by Landlord, (ii) necessary for the operation of the Building's fire safety devices, and (iii) if required by the Building's HVAC system, necessary for the operation of such system. The cost of usage of such services attributable to the Demised Premises shall be paid for by Tenant pursuant to a statement furnished by Landlord to Tenant setting forth the amount due as a result of such usage attributable to the Demised Premises, and the total amount set forth in such statement shall be due and payable by Tenant within ten (10) days after submission thereto by Landlord of such statement.

          5.3.  Elevator; Access. Provide passenger elevator service to the
                ----------------
Demised Premises during Business Hours, with one elevator subject to call at all other times. Tenant and its employees and agents shall have access to the Demised Premises at all times, subject to compliance with such security measures as shall be in effect for the Building. Elevator services for freight shall be supplied in common with service to other tenants and for other Building requirements at reasonable times during Business Hours for routine deliveries in the ordinary course of Tenant's business. Unusual or unusually large deliveries requiring use of the freight elevators shall be scheduled in advance with Landlord so as not to interfere with the operations of the Building or other tenants. Freight elevator service of Business Hours shall be provided to Tenant upon reasonable written advance notice, at charges equal to Landlord's estimated cost for providing such service from time to time, which shall be payable by Tenant to Landlord not later than ten (10) days after Landlord's bill therefor.

          5.4.  Janitorial. Provide janitorial service to the Demised Premises
                ----------
as specified on Exhibit "D" annexed hereto. Any and all additional or specialized janitorial or trash removal service desired by Tenant (i) shall be contracted for by Tenant directly with Landlord's janitorial agent and the cost and payment thereof shall be and remain the sole responsibility of Tenant, or
(ii) at the option of Landlord, shall be contracted for by Landlord and paid for by Tenant to Landlord within ten (10) days after the submission by Landlord of a statement to Tenant setting forth the amount due. If Landlord shall from time to time reasonably determine that the use of any cleaning service in the Demised Premises, including without limitation, removal of refuse and rubbish from the Demised Premises, is an amount greater than usually attendant upon the use of such Demised Premises as offices, the reasonable cost of such additional cleaning services shall be paid by Tenant to Landlord as additional rent, on demand.

          5.5.  Security. Landlord provides a security card or code access
                --------
systems for Tenant's convenience. Tenant and Tenant's employees, as well as other tenants of the Building, will have access to the Building using such access system. Landlord makes no representation that the access system or any future system employed at the Building to monitor access to the Building outside of Business Hours will prevent unauthorized access to the Building or the Demised Premises, and Tenant acknowledges that no security guards are provided by Landlord. Accordingly, Tenant agrees that Tenant shall be responsible for security of the Demised Premises and the security and safety of Tenant's employees, invitees, officers, directors, contractors, subcontractors and agents. In furtherance of the foregoing, Landlord assumes no liability or responsibility for Tenant's personal property whether such are located in the Demised Premises or elsewhere in the Building or the Corporate Center. Tenant further acknowledges that Landlord may (but shall have no obligation to) alter current security measures in the Building, and Tenant agrees that it shall cooperate fully, and shall cause its employees and invitees to cooperate fully, with any reasonable requests of Landlord in connection with the implementation of any new security procedures or other arrangements.

         5.6.  Repairs. Make (i) all structural repairs to the Building and the
               -------
Corporate Center, (ii) all repairs to the exterior windows and glass and all repairs to the common areas of the Building and (iii) all repairs which may be needed to the mechanical, electrical and plumbing systems in the Demised Premises, excluding repairs to (or replacement of) any non-building standard fixtures or other improvements in the Demised Premises installed by Tenant or made by or at the request of Tenant and requiring unusual or special maintenance. In the event that any repair is required by reason of the negligence or abuse of Tenant or its agents, employees, invitees or of any other person using the Demised Premises with Tenant's consent, express or implied, Landlord may make such repair and add the cost thereof to the first installment of rent which will thereafter become due, unless Landlord shall have actually recovered such cost through insurance proceeds.

         5.7.  System Changes. Tenant shall not install any equipment of any
               --------------
kind or nature whatsoever which would or might necessitate any changes, replacement or additions to the water, plumbing, heating, air conditioning or the electrical systems servicing the Demised Premises or any other portion of the Building; nor install any plumbing fixtures in the Demised Premises; nor use in excess of normal office use any of the utilities, the common areas of the Building, the janitorial or trash removal services, or any other services or portions of the Building without the prior written consent of the Landlord, and in the event such consent is granted, the cost of any such installation, replacements, changes, additions or excessive use shall be paid for by Tenant, in advance in the case of any installations replacements and additions, and promptly upon being billed therefor in the case of charges in excessive use.

        5.8.  Directory. Landlord shall maintain a directory of office tenants
              ---------
in the lobby area of the Building, on which shall be listed the name of Tenant. In the event Landlord permits Tenant to add more names to the directory (which Landlord may grant or deny in its sole discretion), Tenant shall pay the actual cost of lobby directory signage over an allowance of one (1) directory space per Tenant.

        5.9.  Limitation Regarding Services. It is understood that Landlord does
              -----------------------------
not warrant that any of the services referred to in this Paragraph 5 will be free from interruption from causes beyond the control of Landlord. Landlord reserves the right, without any liability to Tenant, and without being in breach of any covenant of this Lease, to interrupt or suspend service of any of the heating, ventilating, air-conditioning, electric, sanitary, elevator or other Building systems serving the Demised Premises, or the providing of any of the other services required of Landlord under this Lease, whenever and for so long as may be necessary by reason of accidents, emergencies, strikes or the making of repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems advisable, or by reason of difficulty in securing proper supplies of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond Landlord's reasonable control, including without limitation, mechanical failure and governmental restrictions on the use of materials or the use of any of the Building systems. In each instance however, Landlord shall exercise commercially reasonable diligence to eliminate the cause of interruption and to effect restoration of service, and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such interruption. Tenant shall not be entitled to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of the Tenant be affected or reduced by reason of the interruption, stoppage or suspension of any of the Building systems or services arising out of the causes set forth in this Paragraph except that if because of any failure to furnish electric or HVAC service, or elevator access, to the Demised Premises for five
(5) consecutive business days, and provided that such interference is not caused by Force Majeure (as hereinafter defined) or Tenant's negligence, and further provided that Tenant is unable to and does not use the Demised Premises or a portion thereof for Tenant's use solely as a result of such interruption, then Minimum Rent shall abate on a per diem basis form the third day of such interruption through the date on which Tenant is able to use the Demised Premises or a portion thereof for Tenant's permitted use hereunder. Force Majeure shall mean any delay in performance hereunder caused any by event beyond the reasonable control of Landlord including, without limitation, labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain material or services, or acts of God.

     6.   Care of Demised Premises.  Tenant agrees, on behalf of itself, its
          ------------------------
employees and agents, that during the term of this Lease, Tenant shall comply with the covenants and conditions set forth in this Paragraph 6.

          6.1.  Insurance and Governmental Requirements.  At all times during
                ---------------------------------------
the term of this Lease and any extension of renewal hereof, Tenant, at its cost, shall comply with and shall promptly correct any violations of, (i) all applicable requirements of any insurance underwriters, or (ii) any Governmental Requirements relating to Tenant's use and occupancy of the Demised Premises. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all loss, damages, claims of third parties, cost of correction, expenses (including reasonable attorney's fees and cost of suit or administrative proceedings) or fines arising out of or in connection with Tenant's failure to comply with Governmental Requirements. The provisions of this Paragraph 6.1 shall survive the expiration or termination of this Lease.

          6.2.  Access.  Tenant shall give Landlord, its agents and employees,
                ------
access to the Demised Premises at all reasonable times upon at least twenty four
(24) hours notice, and at any time in the case of an emergency, without charge or diminution of rent, to enable Landlord (i) to examine the same and to make such repairs, additions and alterations as Landlord may be permitted to make hereunder or as Landlord may deem advisable for the preservation of the integrity, safety and good order of the Building or any part thereof; and (ii) upon reasonable notice, to show the Demised Premises to prospective mortgagees and purchasers and to prospective tenants. If representatives of Tenant shall not be present on the Demised Premises to permit entry upon the Demised Premises by Landlord or its agents or employees, at any time when such entry by Landlord is necessary or permitted hereunder, Landlord may enter the Demised Premises by means of a master key (or, in the event of any emergency, forcibly) without any liability whatsoever to Tenant (except for property damage caused by Landlord's negligence and provided Tenant is unable to collect for such damage from Tenant's insurance carrier) and without such entry constituting an eviction of Tenant or termination of this Lease. Landlord shall not be liable by reason of any injury to or interference with Tenant or Tenant's business arising from the making of any repairs, alterations, additions or improvements in or to the Demised Premises or the Building or to any appurtenance or any equipment therein. Landlord shall cooperate with Tenant not to interfere unreasonably with Tenant's business during such entry and shall not store material or equipment within the Demised Premises.

          6.3.  Condition.  Tenant shall keep the Demised Premises and all
                ---------
improvements, installations and systems therein in good order and condition, reasonable wear and tear excepted and replace all glass broken by Tenant, its agents, employees or invitees, with glass of the same quality as that broken, except for glass broken by fire and extended coverage type risks, and Tenant shall commit no waste in the Demised Premises.

          6.4. Surrender. Upon the termination of this Lease in any manner
               ---------
whatsoever, Tenant shall remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as at the inception of the term of this Lease or as the same hereafter may be improved by Landlord or Tenant, reasonable use and wear thereof, damage from fire and other insured casualty and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of and/or store the same as it deems expedient, the cost thereof to be charged to Tenant.

          6.5.  Signs.  Tenant shall not place signs on or about any part of the
                -----
Building, or on the outside of the Demised Premises or on the exterior doors, windows or walls of the Demised Premises, except on doors and then only of a type and with lettering and text approved by Landlord.

          6.6.  Care: Insurance.  Tenant shall not overload, damage or deface
                ---------------
the Demised Premises or do any act which might make void or voidable any insurance on the Demised Premises or the Building or which may render an increased or extra premium payable for insurance (and without prejudice to any right or remedy of Landlord regarding this subparagraph, Landlord shall have the right to collect from Tenant, within ten (10) days of demand, any such increase or extra premium).

          6.7.  Alterations: Additions.  Tenant shall not make any alteration of
                ----------------------
or addition to the Demised Premises without the prior written approval of Landlord (except for work of a decorative nature). Such approval shall not be unreasonably delayed or conditioned withheld for nonstructural interior alteration, provided that (i) no Building systems, structure, or areas outside of the Demised Premises are affected by such proposed alteration, and (ii) if the cost of the work is projected to exceed $5,000, reasonably detailed plans and specifications for construction of the work, including but not limited to any and all alterations having any impact on or affecting any electrical systems, plumbing, HVAC, sprinkler system and interior walls and partitions, are furnished to Landlord in advance commencement of any work. All such alterations and additions, as well as all fixtures, equipment, improvements and appurtenances installed in and affixed to the Demised Premises at the inception of this Lease term (but excluding Tenant's trade fixtures and modular furniture systems) shall, upon installation, become and remain the property of Landlord. All such alterations and additions shall be maintained by Tenant in the same manner and order as Tenant is required to maintain the Demised Premises generally and, provided Landlord so informs Tenant at the time such alteration or addition is installed, upon termination of the term hereof, shall be removed without damage to the Demised Premises upon surrender. All alterations and additions by Tenant shall be performed in accordance with the plans and specifications therefor submitted to and approved by Landlord, to extent the same are required, in a good and workerlike manner and in conformity with all Governmental Requirements. In addition, all such alterations and additions shall be performed in strict compliance with the requirements governing work by Tenant's contractors as set forth in Exhibit "F" hereto.

          6.8.  Mechanics' Liens.  Tenant, within fifteen (15) days after notice
                ----------------
from Landlord, (i) shall discharge (by bonding or otherwise) any mechanics' lien for material or labor claimed to have been furnished to the Demised Premises on Tenant's behalf (except for work contracted for by Landlord), (ii) shall deliver to Landlord satisfactory evidence thereof, and (iii) shall indemnify and hold harmless Landlord from any loss incurred in connection therewith.

          6.9.  Vending Machines.  Tenant shall not install or authorize the
                ----------------
installation of any coin-operated vending machines within the Demised Premises, except machines for the purpose of dispensing coffee, cold beverages, snack foods and similar items to the employees of Tenant for consumption upon the Demised Premises, the installation and continued maintenance and repair of which shall be at the sole cost and expense of Tenant.

          6.10. Rules and Regulations.  Tenant shall observe the rules and
                ---------------------
regulations annexed hereto as Exhibit "E", as the same may form time to time be amended by Landlord for the general safety, comfort and convenience of Landlord, occupants and tenants of the Building. Landlord shall provide Tenant with written notice of any change or amendment to the rules and regulations and Landlord shall not enforce the rules and regulations in a discriminatory manner.

          6.11. Environmental Compliance.  Tenant will not manufacture, store,
                ------------------------
treat, dispose of, discharge, use, produce or transport "Waste" (as hereinafter defined) at, from or within the Demised Premises or the Building, or otherwise at, from or within the Corporate Center. "Waste" is defined as any hazardous or radioactive material, polychlorinated biphenyls, friable asbestos or other hazardous or medical waste substances as defined by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or by any other applicable federal, state or local law, statute, rule, regulation or order (including any Governmental Requirements) concerning environmental matters, and all hydrocarbons and petroleum products (collectively, "Waste"). Tenant covenants and agrees that Tenant will be and will remain in full compliance with all applicable Governmental Requirements governing the use and occupancy of the Demised Premises, including, without limitation, the manufacturing, storage, treatment, disposal, discharge, use, production and transportation of Waste, and any Waste regulated under any applicable Governmental Requirements. Notwithstanding the foregoing, Tenant may use cleaning materials and office supplies in the ordinary course of Tenant's business, in reasonable quantities and provided that such materials and supplies are used, stored and disposed of in compliance with all applicable laws, ordinances and regulations, as now or hereafter enacted.

     7. Subletting and Assigning.
        ------------------------

        7.1. General Restrictions. Tenant shall not assign this Lease or sublet
             --------------------
all or any portion of the Demised Premises without first obtaining
Landlord's prior written consent thereto, which shall not be unreasonably withheld, conditioned or delayed. By way of example and without limitation, the parties agree it shall be reasonable for Landlord to withhold consent: (1) if the proposed use within the Demised Premises conflicts with the use provision set forth herein or is incompatible or unacceptable with the character, use and image of the Building or the tenancy at the Building in Landlord's reasonable opinion, or conflicts with exclusive use rights granted to another tenant of the Building; (2) if the business reputation and experience of the proposed transferee is not sufficient, in Landlord's reasonable opinion, for it to operate a business of the type and quality permitted under this Lease; (3) if the document creating the sublease or assignment is not reasonably acceptable to Landlord and the nature of the fixtures and improvements to be performed or installed are not consistent with general office use and the terms of this Lease; or (4) if the proposed transferee is an existing tenant of Landlord (except if Landlord has no other comparable or available space) or is negotiating with Landlord for other space in the Building; or (5) if the proposed user is a governmental or quasi-governmental agency; or (6) if the proposed transferee will be using or if Landlord has reasonable cause to believe that it is likely to use hazardous materials at the Demised Premises other than hazardous Materials normally used in general office operations in compliance with applicable Governmental Requirements; or (7) if Landlord has reasonable cause to believe that the proposed transferee's assets, business or inventory would be subject to seizure or forfeiture under any laws related to criminal or illegal activity; or (8) if the parking requirements of the proposed transferee exceed the parking requirement of Tenant as contemplated by this Lease. If Landlord consents to an assignment or subletting, such consent, if given, will not release Tenant from its obligations hereunder and will not be deemed a consent to any further subletting or assignment. Tenant shall furnish to Landlord, in connection with any request for such consent, reasonably detailed information as to the identity and business history of the proposed assignee or subtenant, as well as the proposed effective date of the assignment or sublease and, prior to the execution thereof, a complete set of the final documentation governing such assignment or subletting, all of which shall be satisfactory to Landlord in form and substance. If Landlord consents to any such subletting or assignment, the effectiveness thereof shall nevertheless be conditioned on the following: (i) a fully executed copy of the documentation governing the sublease or assignment, in the form and substance approved by Landlord shall be furnished to Landlord; (ii) any sublessee shall acknowledge that its rights arise through and are limited by the Lease, and shall agree to comply with the Lease (with such exceptions as may be consented to by Landlord), and (iii) any assignee shall assume in writing all obligations of Tenant hereunder from and after the effective date of such assignment or subletting. Tenant shall not advertise or otherwise disseminate any information regarding the Building or the Demised Premises (including, without limitation, rental rates or other terms upon which Tenant intends to sublease or assign) to potential assignees and/or subtenants without in each instance obtaining Landlord's prior written approval and consent which consent shall not be unreasonable withheld or delayed, as to the specific form and content of any such advertisement, statement, offering or other information (including, without limitation, approval of rental rates and terms). Landlord's acceptance of any name for listing on the Building Directory will not be deemed, nor will it substitute for, Landlord's consent, as required by this Lease, to any sublease, assignment, or other occupancy of the Demised Premises. Tenant shall not mortgage or encumber this Lease.

        7.2  Definitions.  For purposes hereof, an assignment shall include any
             -----------
direct or indirect transfer of fifty percent (50%) or more of the voting stock of a corporate Tenant, or fifty percent (50%) or more of the interests in partnership profits of a partnership Tenant in any single or related series of transaction.

        7.3  Procedure for Approval of Assignment or Sublease.  If Tenant wishes
             ------------------------------------------------
to request Landlord's consent to sublease or assignment, Tenant shall submit such request to Landlord, in writing, together with reasonably detailed financial information and information as to the identity and business information and information as to the identity and business history of the proposed assignee or subtenant, as well as the proposed effective date of the assignment or sublease. If Landlord fails to respond or request additional information from tenant within fifteen (15) business days after receipt of Tenant's proper request for approval, Tenant shall submit an additional request to Landlord, setting forth the same information and further notifying Landlord on such request that Landlord's failure to respond or request additional information from Tenant within an additional five (5) business days shall be deemed an approval. If Landlord fails to respond or request additional information from Tenant within such additional five (5) business days, such failure to so respond shall be deemed a consent to the sublease or assignment. If Landlord requests additional information, Landlord shall respond within (10) business days after receipt of all requested information, and Landlord's failure to do so shall be deemed a consent to the sublease or assignment. If Landlord consents to any such subletting or assignment, such consent shall be given on Landlord's form of consent, which shall be executed by Tenant and the assignee or subtenant of Tenant. It shall nevertheless be a condition to the deemed effectiveness thereof that Landlord be furnished a fully executed copy of the sublease or assignment, in form and substance approved by Landlord which approval as to form and substance shall not be unreasonably withheld or delayed. It shall not be unreasonable for Landlord to object to sublease provisions which, inter alia, attempt to make Landlord a party to the sublease or impose
       ----- ----
any obligation on Landlord to the subtenant. If Landlord fails to respond (with changes or approval) to a sublease or assignment document within five (5) business days after receipt thereof, Landlord's approval of the document shall be deemed given. If Landlord disapproves the document or requests changes, Landlord shall have five (5) business days after each resubmission to approve or disapprove the document, until the document is approved.

        7.4.  Conditions. In the event Landlord consents to an assignment or
              ----------
sublease of all or any portion of the Demised Premises. Landlord may condition its consent, inter alia, on agreement by Tenant and its assignee and/or
             ----------
sublessee, as the case may be, that any rental payable under such assignment or sublease arrangement which exceeds the amount of rental payable hereunder be payable to Landlord (after deduction by Tenant for all reasonable and necessary costs associated with such sublease or assignment) as consideration of the granting of such consent. Nothing herein shall, however, be deemed to be a consent by Landlord of any assignment or sublease or a waiver of Landlord's right not to consent to any assignment or sublease. Any purported assignment or subletting not in accordance with the terms hereof shall at Landlord's option, to be exercised at any time after Landlord becomes aware of any such purported assignment of subletting, be void, and may at Landlord's option be treated as an event of default hereunder.

        7.5.  Special Conditions for Assignment or Subletting to Affiliates of
              ----------------------------------------------------------------
Tenant. Notwithstanding anything to the contrary set forth above, Tenant shall
------
be permitted without Landlord's prior written consent, and subject to the terms of this subparagraph 7.4, to sublease all or a portion of the Demised Premises to an "Affiliate" of Tenant. For purposes of this subparagraph, Affiliate shall mean; (i) a corporation which owns fifty percent (50%) of the outstanding common stock of Tenant, or (ii) a corporation which has fifty percent (50%) of its common stock owned by Tenant, or (iii) a partnership which owns fifty percent (50%) of the common stock of Tenant, or (iv) a partnership which has fifty percent (50%) or more of its interest in partnership profits owned by Tenant,
(iv) or an entity which is the surviving entity in a merger pursuant to state corporation or partnership law with the Tenant. The effectiveness of such sublease to an Affiliate of Tenant shall nevertheless be conditioned on the following: (a) Landlord receiving a fully executed copy of the full documentation governing the sublease, in the form and substance approved by Landlord, and (b) such sublessee shall acknowledge that its rights arise through and are limited by the Lease, and shall agree to comply with the Lease (with such exceptions as may be consented to by Landlord), and (c) a written acknowledgment by Tenant evidencing that Tenant is not released from its obligations under this Lease.

     8. Fire or Other Casualty. In case of damage to the Demised Premises or
        ----------------------
those portions of the Building providing access or essential services thereto, by fire or other casualty, Landlord shall, at its expense, cause the damage to be repaired to a condition as nearly as practicable to that existing prior to the damage, with reasonable speed and diligence, subject to delays which may arise by reason of adjustment of loss under insurance policies, Governmental Regulations, and for delays beyond the reasonable control of Landlord, including a "force majeure". Landlord shall not, however, be obligated to repair, restore, or rebuild any of Tenant's property or any alterations or additions made by Tenant. To the extent and for the time that the Demised Premises are thereby rendered untenantable, minimum rent and additional rent shall proportionately abate. In the event the damage shall involve the Building generally and shall be so extensive that Landlord shall decide, at its sole discretion, not to repair or rebuild the Building, or if the casualty shall not be of type insured against under standard fire policies with extended type of coverage, or if the holder of any mortgage, deed of trust or similar security interest covering the Building shall not permit the application of adequate insurance proceeds for repair or restoration, this Lease shall, at the sole option of Landlord, exercisable by written notice to Tenant given within sixty (60) days after Landlord is notified of the casualty and to the extent thereof, be terminated as of a date specified in such notice (which shall not be more than ninety [90] days thereafter), and the rent (taking into account any abatement as aforesaid) shall be adjusted to the termination date (subject to any abatement thereof in accordance with the preceding sentence) and Tenant shall thereupon promptly vacate the Demised Premises. Notwithstanding the foregoing, Tenant shall be permitted to terminate this Lease in the event the Demised Premises have been rendered untenantable, inaccessible or unsafe for its intended use by Tenant, and Landlord does not complete such restoration within two hundred (200) days from the date of such casualty (by giving Landlord ten (10) days notice at the expiration of such two hundred (200) day period).

     9.    Regarding Insurance and Liability.
           ---------------------------------

           9.1    Damage in General.  Tenant agrees that Landlord and its
                  -----------------
Building manager and their respective partners, officers, employees and agents shall not be liable to Tenant, and Tenant hereby releases such parties, for any personal injury or damage to or loss of personal property in the Demised Premises from any cause whatsoever unless such damage, loss or injury is the result of the gross negligence or willful misconduct of Landlord, its Building manager, or their partners, officers, employees or agents, and Landlord and its Building manager and their partners, officers or employees shall not be liable to Tenant for any such damage or loss whether or not the result of their gross negligence or willful misconduct to the extent Tenant is compensated therefor by Tenant's insurance or would have been compensated therefor under commonly available commercial policies, and Landlord shall in no event be liable to Tenant for any consequential damages.

           9.2   Indemnity.  Tenant shall defend, indemnify and save harmless
                 ---------
Landlord and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Landlord and/or its agents or employees by reason of any of the following which shall occur during the term of this Lease, or during any period of time prior to the Commencement Date hereof or after the expiration date hereof when Tenant may have been give access to or possession of all or any part of the Demised Premises:

                 (i) any work or act done in, on or about the Demised Premises or any part thereof at the direction of Tenant, its agents, contractors, subcontractors, servants, employees, licensees or invitees, except if such work or act is done or performed by Landlord or its agent or employees:

               (ii) any negligence or other wrongful act or omission on the part of Tenant or any of its agents, contractors, subcontractors, servants, employees, subtenants, licensees or invitees;

               (iii) any accident, injury or damage to any person or property occurring in, on or about the Demised Premises or any part thereof, unless caused by the gross negligence or willful misconduct of Landlord, its employees or agents; and

               (iv) any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms, provisions, conditions or limitations contained in this Lease on its part to be performed or complied with.

          9.3  Tenant's Insurance. At all times during the term hereof, Tenant
               ------------------
shall maintain in full force and effect with respect to the Demised Premises and Tenant's use thereof, comprehensive public liability insurance, naming
Landlord and Landlord's agent as an additional insured, covering injury to persons in amounts at least equal to $2,000,000.00 per person and $2,000,000.00 per accident, and damage to property of at least $500,000.00. Each such policy shall provide that it shall not be cancelable without at least thirty (30) days prior written notice to Landlord and to any mortgagee named in an endorsement thereto and shall be issued by an insurer and in a form reasonably satisfactory to Landlord. Tenant shall lodge with Landlord duplicate originals or certificates of such insurance, in a form reasonably acceptable to Landlord, at or prior to the commencement date of the term hereof, together with evidence of paid-up premiums, and shall lodge with Landlord renewals thereof at least fifteen (15) days prior to expiration. In addition to the foregoing, Tenant shall also be responsible, at Tenant's own cost, to keep and maintain (i) insurance in respect of and covering Tenant's own furniture, furnishings, equipment and other personal property, all insured for the replacement cost thereof, against all risks and hazards, including but not limited to sprinkler and leakage damage, and theft, and (ii) workers' compensation insurance with respect to and covering all employees of Tenant. Tenant shall also carry, at Tenant's own cost and expense, such other insurance, in amounts and for coverages and on such other terms as Landlord may from time to time deem commercially reasonable and appropriate provided such additional insurance is required by Landlord's mortgagee. Except to the extent caused by the gross negligence or intentional misconduct of Landlord, Tenant assumes all risk of loss of any or all of its personal property.

          9.4  Waiver of Subrogation. Each party hereto hereby waives any and
               ---------------------
every claim which arises or which may arise in its favor and against the other party hereto during the term of this Lease or any extension or renewal thereof for any and all loss of, or damage to, any or its property located within or upon or constituting a part of the Building, to the extent that such loss or damage is recovered under an insurance policy or policies and to the extent such policy or policies contain provisions permitting such waiver of claims. Each party agrees to request its insurers to issue policies containing such provisions and if any extra premium is payable therefor, the party which would benefit from the provision shall have the option to pay such additional premium in order to obtain such benefit.

          9.5  Limitation on Personal Liability. Anything in this Lease, either
               --------------------------------
expressed or implied, to the contrary notwithstanding, Tenant acknowledges and agrees that each of the covenants, undertakings and agreements herein made on the part of Landlord, while in form purporting to be covenants, undertakings and agreements of Landlord, are, nevertheless, made and intended not as personal covenants, undertakings and agreements of Landlord, or for the purpose of binding Landlord personally or the assets of Landlord, except Landlord's interest in the Building; and that no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against Landlord, any partner of Landlord, any parent, subsidiary or partner of Landlord or any partner of Landlord, or any of their respective heirs, personal representatives, successors and assigns, or officers or employees on account of this Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease contained, all such personal liability and personal responsibility, if any, being expressly waived and released by Tenant.

          9.6  Successors in Interest to Landlord Mortgagees. The term
               ---------------------------------------------
"Landlord" as used in this Lease means the fee owner of the Building, or, if different, the party holding and exercising the right, as against all others (except space tenants of the Building) to possession of the entire Building. Landlord as above-named represents that it is the holder of such rights as of the date hereof. In the event of the voluntary or involuntary transfer of such ownership or right to a successor-in-interest of Landlord, Landlord shall be freed and relieved of all liability and obligation hereunder which shall thereafter accrue and Tenant shall look solely to such successor-in-interest for the performance of the covenants and obligations of the Landlord hereunder which shall thereafter accrue. The liability of any such successor in interest to Landlord under or with respect to this Lease shall be strictly limited to and enforceable only out of its or their interest in the Building and Land, and shall not be enforceable out of any other assets. No mortgagee or ground lessor which shall succeed to the interest of Landlord hereunder (either in terms of ownership of possessory rights) shall: (i) be liable for any previous act or omission of a prior Landlord, (ii) be subject to any rental offsets or defenses against a prior Landlord, (iii) be bound by an amendment of this Lease made without its written consent, (iv) be bound by payment by Tenant of rent in advance in excess of one (1) month's rent, (v) be liable for any construction of the improvements to be made to the Demised Premises, or for any allowance or credit to Tenant for rent, construction costs or other expenses, or (vi) be liable for any security deposit not actually received by it. Subject to the foregoing, the provisions hereof shall be binding upon and inure to the benefit of the successors and assigns of Landlord.

          9.7  Survival. The provisions of this Paragraph 9 shall survive
               --------
termination of this Lease.

     10.  Eminent Domain. If the whole or a substantial part of the Building
          --------------
shall be taken or condemned for public or quasi-public use under any statute or by right of eminent domain or private purchase in lieu thereof by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation or purchase; and all right of the Tenant to damages therefor are hereby assigned by Tenant to Landlord. The foregoing shall not, however, deprive Tenant of any separate award for moving expenses, business dislocation damages or for any other award which would not reduce the award payable to Landlord. Upon the date the right to possession shall vest in the condemning authority, this Lease shall, at the option of Landlord or (only in the case of condemnation or taking of the entire Building or such partial taking as results in the untenantability of the Demised Premises) at the option of Tenant, cease and terminate with rent adjusted to such date and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

       11.  Insolvency. Each of the following shall constitute an event of
            ----------
default by Tenant under this Lease, upon the occurrence of any such event of default Landlord shall have, without need of any notice, the rights and remedies enunciated in Paragraph 13 of this Lease for events of default hereunder:
(i) the commencement of levy, execution or attachment proceedings against Tenant, or any of the assets of Tenant, or the application for or appointment of a liquidator, receiver, custodian, sequester, conservator, trustee, or other similar judicial officer; or (ii) the insolvency, under either the bankruptcy or equity definition, of Tenant or (iii) the assignment for the benefit of creditors, or the admission in writing of an inability to pay debts generally as they become due, or the ordering of the winding-up or liquidation of the affairs of Tenant; or (iv) the commencement of a case by or against Tenant under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar laws, state or federal, or the determination by any of them to request relief under any insolvency, bankruptcy, creditor adjustment, debtor rehabilitation or similar proceeding, state or federal, including, without limitation, the consent by Tenant to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequester or similar official for it or for any of its property or assets (unless, in the case of involuntary proceedings, the same shall be dismissed within sixty [60] days after institution).

       12.  Default.
            -------

            12.1.  Events of Default.  If Tenant shall fail to take possession
                   -----------------
of the Demised Premises on the Commencement Date, or if Tenant fails to pay rent or any other sums payable to Landlord hereunder when due and such default shall continue for ten (10) days after it is due, or if Tenant shall fail to perform or observe any of the other covenants, terms or conditions contained in this lease within thirty (30) days (or such longer period as is reasonably required to correct any such default, provided Tenant promptly commences and diligently continues to effectuate a cure [but in any event within sixty (60) days]) after written notice thereof by Landlord; provided, however, that Landlord shall not
                                    --------  -------
be required to given any such notice more than twice within any twelve (12) month period, and provided that the events hereinafter enumerated shall be
                  -------- ----
deemed events of default under this Lease without any notice, grace or cure period: (a) if any of the events specified in Paragraph 11 occur, or (b) if Tenant fails to take actual bona-fide occupancy of the Demised Premises or manifests an intention not to take actual, bona-fide occupancy of the Demised Premises, or if Tenant vacates or abandons the Demised Premises during the term hereof or removes or manifests an intention to remove any of Tenant's goods or property therefrom other than in the ordinary and usual course of Tenant's business, then, and in any such cases (notwithstanding any former breach of covenant or waiver thereof in a former instance) (each of the foregoing an "Event of Default"), Landlord, in addition to all other rights and remedies available to it by law or equity or by any other provisions hereof, may at any time thereafter:

                   (i) upon three (3) days' notice to Tenant, declare to be immediately due and payable, on account of the rent and other charges herein reserved for the balance of the term of this Lease (taken without regard to any early termination of such term on account of an Event of Default), a sum equal to the Accelerated Rent Component (as hereinafter defined), in which event Tenant shall remain liable to Landlord as hereinafter provided; and/or

                   (ii) Terminate this Lease on at least five (5) days' notice to Tenant and, on the date specified in such notice, this Lease and the term hereby demised and all rights of Tenant hereunder shall expire and terminate and Tenant shall thereupon quit and surrender possession of the Demised Premises to Landlord in the condition elsewhere herein required in which event Tenant shall remain liable to Landlord as herein provided.

            12.2.  Accelerated Rent Component.  For purposes hereof, the
                   --------------------------
"Accelerated Rent Component" shall mean the aggregate of:

                   (i) all rent and other charges, payments, costs and expenses due from Tenant to Landlord and in arrears at the time of the election of Landlord to recover the Accelerated Rent Component;

                   (ii) the present value of (using a discount rate equal to 2% less than the Prime Rate of Interest as published in the Wall Street Journal at the time of such computation) the minimum rent reserved for the then entire unexpired balance of the term of this Lease (taken without regard to any early termination of the term by virtue of an Event of Default), plus all other charges, payments, costs and expenses herein agreed to be paid by Tenant up to the end of such term which shall be capable of precise determination at the time of Landlord's election to recover the Accelerated Rent Component; and

                   (iii) Landlord's good faith estimate of all charges, payments, costs and expenses herein agreed to be paid by tenant up to the end of such term which shall not be capable of precise determination as aforesaid (and for such purposes no estimate of any component of additional rent to accrue pursuant to the provisions of Paragraph 4 hereof shall be less than the amount which would be due if each such component continued at the hightest monthly rate or amount in effect during the twelve [12] months immediately preceding the Event of Default).

            12.3.  Re-entry.  In any case in which this Lease shall have been
                   --------
terminated, or in any case in which Landlord shall have elected to recover the Accelerated Rent Component and any portion of such sum shall remain unpaid, Landlord may, without further notice, enter upon and repossess the Demised Premises, by force, summary proceedings, ejectment or otherwise, and may dispossess Tenant and remove Tenant and all other persons and property from the Demised Premises and may have, hold and enjoy the Demised Premises and the rents and profits therefrom. Landlord may, in its own name, as agent for Tenant, if this Lease has not been terminated, or in its own behalf, if this Lease has been terminated, relet the Demised Premises or any part thereof for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such terms, conditions and provisions (which may include concessions or free rent) as Landlord in its sole reasonable discretion may determine. Landlord may, in connection with any such reletting, cause the Demised Premises to be redecorated, altered, divided, consolidated with other space or otherwise changed or prepared for reletting. At Landlord's option, such reletting shall or shall not be deemed a surrender and acceptance of the Demised Premises.

            12.4.  Continuing Liability.  Tenant shall, with respect to all
                   --------------------
periods of time up to and including the expiration of the term of this Lease (or what would have been the expiration date in the absence of default or breach) remain liable to Landlord as follows:

                   (i) In the event of termination of this Lease on account of an Event of Default and provided Landlord does not elect to collect the Accelerated Rent Component, Tenant shall remain liable to Landlord for damages equal to the rent and other charges payable under this Lease by Tenant as if this Lease were still in effect, less the net proceeds of any reletting after deducting all costs incident thereto (including without limitation all repossession costs, brokerage and management commission, operating and legal expenses and fees, alteration costs [where appropriate, amortized or chargeable only for the remaining term] and the reasonable costs of preparation for reletting, and interest relating thereto) and, regardless of Landlord's election to collect the Accelerated Rent Component, Tenant shall remain liable to Landlord for any legal expenses and fees (as well as other costs attributable solely to Tenant's default and which would not have been incurred by Landlord in the normal course of business as a result of entering into a new lease transaction with respect to the Demised Premises) to the extent such fees and costs are not recovered by Landlord by virtue of payment by Tenant of the Accelerated Rent Component (but without prejudice to the right of Landlord to demand and receive the Accelerated Rent Component). Such costs or expenses shall be payable to Landlord monthly upon presentation to Tenant of a bill for the amount due.

                   (ii) In the event and so long as this Lease shall not have been terminated after an Event of Default, the rent and all other charges payable under this Lease shall be reduced by the net proceeds of any reletting by Landlord (after deducting all reasonable costs incident thereto as above set forth) and by any portion of the Accelerated Rent Component paid by Tenant to Landlord, and any amount due to Landlord shall be payable monthly upon presentation to Tenant of a bill for the amount due.

            12.5.  Credit. In the event Landlord, after an Event of Default,
                   ------
shall recover the

Accelerated Rent Component from Tenant and it shall be determined at the expiration of the term of this Lease (taken without regard to early termination for an Event of Default) that a credit is due Tenant because the net proceeds of reletting, as aforesaid, plus the amounts paid to Landlord by Tenant exceed the aggregate of rent and other charges accrued in favor of Landlord to the end of such term, Landlord shall return such excess.

        12.6. No Duty to Relet. Landlord shall in no event be responsible or
              ----------------
liable for any failure to relet the Demised Premises or any part thereof, or for any failure to collect any rent due upon a reletting. Notwithstanding the foregoing, Landlord agrees: (i) to add the Demised Premises to its inventory of space available; (ii) not to withhold notice of the availability of the Demised Premises to third parties; and (iii) to use commercially reasonable efforts to relet the Demised Premises; provided, however, that Landlord shall not be obligated to show or lease the Demised Premises prior to showing or leasing other available space in the Building and Landlord shall incur no liability to Tenant for preferentially showing or leasing other space in the Building.

        12.7. Confession of Judgment. LANDLORD SHALL HAVE THE FOLLOWING RIGHTS
              ----------------------
TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING THROUGH TENANT, FOR POSSESSION OF THE DEMISED PREMISES:

              (i) WHEN THIS LEASE SHALL BE TERMINATED BY REASON OF A DEFAULT BY TENANT OR ANY OTHER REASON WHATSOEVER, EITHER DURING THE ORIGINAL TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY TO APPEAR FOR TENANT IN ANY AND ALL SUITS OR ACTIONS WHICH MAY BE BROUGHT FOR POSSESSION AND/OR EJECTMENT; AND AS ATTORNEY FOR TENANT TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT FOR THE RECOVERY BY LANDLORD OF POSSESSION OF THE DEMISED PREMISES, FOR WHICH THIS LEASE SHALL BE LANDLORD'S SUFFICIENT WARRANT. UPON SUCH CONFESSION OF JUDGMENT FOR POSSESSION, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDINGS WHATSOEVER. IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED, THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE DEMISED PREMISES SHALL REMAIN IN OR BE RESTORED TO TENANT, THEN LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT OR CONTINUING DEFAULT OR DEFAULTS, OR AFTER EXPIRATION OF THE LEASE, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE DEMISED PREMISES.

              (ii) In any action of ejectment, Landlord shall cause to be filed in such action an affidavit made by Landlord or someone acting for Landlord setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence. If a true copy of this Lease shall be filed in such action (and the truth of the copy as asserted in the affidavit of Landlord shall be sufficient evidence of same), it shall not be necessary to file the original Lease as a warrant of attorney, any rule of court, custom or practice to the contrary notwithstanding.

                 (iv) The right to enter judgment against Tenant and to enforce all of the other provisions of this Lease herein provided for, at the option of any assignee of this Lease, may be exercised by any assignee of Landlord's right, title and interest in this Lease in Tenant's own name, notwithstanding the fact that any or all assignments of such right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 94, and all supplements and amendments thereto that have been or may hereafter be passed. Tenant hereby expressly waives the requirements of such Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

                 (v) Tenant acknowledges that it has been represented by counsel in connection with the negotiation of this Lease, that it has read and discussed with such counsel the provisions herein relating to confession of judgement, and that it understands the nature and consequences of such provisions.

           12.8  Bankruptcy.  Nothing contained in this Lease shall limit or
                 ----------
prejudice the right of Landlord to prove for and obtain as damages incident to a termination of this Lease, in any bankruptcy, reorganization or other court proceedings, the maximum amount allowed by any statue or rule of law in effect when such damages are to be proved.

           12.9  Waiver of Defects.  Tenants hereby waives all errors and
                 -----------------
defects of a procedural nature in any proceedings brought against it by Landlord under this Lease. Tenant further waives the right to trial by jury and any notices to quit as may be specified in the Landlord and Tenant Act of Pennsylvania, Act of April 6, 1951 (68 P.S.C.A. Section 250.101 et seq.), as the
                                                                -------
same may have been or may hereafter be amended, and agrees that the notices provided in this Lease shall be sufficient in any case where a longer period may be statutorily specified.

           12.10  Non-Waiver by Landlord.  The failure of Landlord to insist in
                  ----------------------
any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment in the future of such performance or exercise, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission.

           12.11  Partial Payment.  No payment by Tenant or receipt by Landlord
                  ---------------
of a
lesser amount than the correct Minimum Rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

        12.12. Overdue Payments. If rent or any other sum due from Tenant to
               ----------------
Landlord shall be overdue for more than five (5) days, it shall thereafter, until paid, bear interest at the higher of (i) five percent (5%) above the prime rate published in the Wall Street Journal, if available (and, if not available, then such comparable substitute rate as may be selected by Landlord), from time to time, and (ii) the rate of eighteen percent (18%) per annum (or, if lower, the highest legal rate).

        12.13. Cumulative Remedies. No right or remedy herein conferred upon or
               -------------------
reserved to Landlord is intended to be exclusive of any other right or remedy herein or by law provided, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

    13. Subordination
        -------------

        13.1.  General. This Lease is and shall be subject and subordinate to
               -------
all ground or underlying leases of the entire Building (or of the entire Corporate Center) and to all mortgages, deeds of trust and similar security documents which may now or hereafter be secured upon the Building (or upon the Corporate Center), and to all renewals, modifications, consolidations, replacements and extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any lessor or mortgagee, but in confirmation of such subordination, Tenant shall execute, within ten (10) business days after request, any certificate that Landlord may reasonably require acknowledging such subordination. Notwithstanding the foregoing, the party holding the instrument to which this Lease is subordinate shall have the right to recognize and preserve this Lease in the event of any foreclosure sale or possessory action, and in such case, this Lease shall continue in full force and effect at the option of the party holding the superior lien and Tenant shall attorn to such party and shall execute, acknowledge and deliver any instrument that has for its purpose and effect the confirmation of such attornment. If Landlord shall so request, Tenant shall send to any mortgagee or ground lessor of the Building designated by Landlord, a copy of any notice given by Tenant to Landlord alleging a material breach by Landlord in its obligations under this Lease. In the event Tenant exercises its Right of First Offer with respect to both the First First Offer Space and the Second First Offer Space (as hereinafter defined), Landlord shall exercise all reasonable effort to obtain from its current mortgagee a Subordination, Non-Disturbance and Attornment Agreement (an "SNDA"), in which Tenant shall join, under which this Lease and the rights of Tenant hereunder shall not be affected or modified by foreclosure or the exercise of any other right or remedy by the mortgagee so long as Tenant shall not be in default under any of the provisions of this Lease beyond any applicable period of grace, and under which Tenant shall attorn to and recognize the mortgagee or any purchaser at foreclosure sale or other successor-in-interest to the Landlord as Tenant's landlord hereunder.

                13.2  Rights of Mortgagee.  In the event of any act or omission
                      -------------------
of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (i) until it has given written notice of such act or omission to the holder of each such mortgage and ground lease whose name and address shall previously have been furnished to Tenant in writing, and (ii) until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice (which reasonable period shall in no event be less than the period to which Landlord would be entitled, under this Lease or otherwise, after similar notice, to effect such remedy plus an additional period of time of thirty (30) days for a monetary default, or for any other default, the number of days reasonably required for the holder of each such mortgage and ground lease to obtain possession of the Building and to cure such default (but in no event less than an additional thirty (30) day period)).

                13.3  Modifications.  If, in connection with obtaining,
                      -------------
continuing or renewing financing for which the Building, Land or the Demised Premises or any interest therein represents collateral in whole or in part, a banking, insurance or other lender shall request reasonable modifications of this Lease as a condition of such financing, Tenant will not unreasonably withhold, delay, condition or defer its consent thereto, provided that such
                                                         -------- ----
modifications do not increase the monetary obligations of Tenant hereunder or adversely affect to a material degree Tenant's leasehold interest hereby created.

           14.  Notices.  All notices and other communications hereunder, to be
                -------
effective, must be in writing (whether or not a writing is expressly required hereby), and must be either (i) hand delivered, or (ii) sent by a recognized national overnight courier service, fees prepaid, or (iii) sent by United States registered or certified mail, return receipt requested, postage prepaid, in all of the foregoing cases to the following respective addresses:

                14.1.  If to Landlord:
                       --------------

                       Radnor Center Associates
                       c/o The Rubenstein Company
                       4100 One Commerce Square
                       2005 Market Street
                       Philadelphia, Pennsylvania 19103
                       Attention: Mark E. Rubenstein

                14.2   If to Tenant:
                       ------------

                       Prior to the Commencement Date:
                       ------------------------------

                Mr. Michael T. Kennedy
                Trinity Capital Partners
                Suite 305
                Chesterbrook Corporate Center
                735 Chesterbrook Blvd.
                Wayne, Pennsylvania 19087

                Following the Commencement Date:
                -------------------------------

                Mr. Michael T. Kennedy
                Trinity Capital Partners
                Three Radnor Corporate Center
                Radnor, Pennsylvania 19087

or at such other address or to the attention of such other person as either party may hereafter give the other for such purpose. Notices will be deemed to have been given (a) when so delivered (by hand delivery, courier service as aforesaid), or (b) three days after being so mailed (by registered or certified mail as aforesaid).

        15.  Holding Over.  Should Tenant continue to occupy the Demised
             -----------
Premises after expiration of the Term of this Lease or any renewal or renewals thereof, or after a forfeiture or other termination thereof, such tenancy shall (without limitation on any of Landlord's rights or remedies therefor) be one at sufferance from month to month at a minimum monthly rent equal to one and one half times the greater of (i) the minimum rent and additional rent payable for the last month of the term of this Lease, or (ii) the fair market rental value of the Demand Premises at the time of such holdover (including the appropriate estimate of additional rent at that time) and, in addition, all other charges payable with respect to such last month of this Lease and all damages suffered or incurred by Landlord as a result of or arising from such holdover tenancy.

        16.  Reservations in Favor of Landlord.  (i) All walls, windows and
             ---------------------------------
doors bounding the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrance), except the inside surfaces thereof, (ii) any terraces or roofs adjacent to the Demised Premises, and (iii) any space in or adjacent to the Demised Premises used for shafts, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as reasonable access thereto through the Demised Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

        17.  Completion of Improvements:  Delay in Possession.
             ------------------------------------------------

             17.1.  Landlord Improvements.  Landlord, at Landlord's own cost,
                    ---------------------
shall furnish, install and otherwise provide and be responsible for all "Landlord Improvements" identified on Exhibit "F", and Landlord shall perform, observe and complete its obligations with respect to Landlord Improvements, all within the time periods therefor and all as more completely set forth herein and in Exhibit "F".

      17.2. Tenant Improvements. Tenant, at Tenant's own cost, shall furnish,
            -------------------
install and otherwise provide and be responsible for all "Tenant Improvements" identified on Exhibit "F", and Tenant shall perform, observe and complete its obligations with respect to Tenant Improvements, all within the time periods therefor and all as more completely set forth herein and in Exhibit "F".

      17.3. Performance of Landlord and Tenant Improvements. The responsibility
            -----------------------------------------------
for costs, preparation of preliminary and final plans, working drawings and specifications, bidding process, contracting, payment arrangements, and all other undertakings with respect to the design and performance of Landlord Improvements and Tenant Improvements, and the timing and mechanics thereof and therefor, including Landlord's and Tenant's respective consent and approval rights related thereto, and also including matters relating to the consequences of delays and the meaning and definition of "Substantial Completion," are all as set forth herein and in Exhibit "F".

      17.4. Acceptance. Tenant represents that the Building, Land, and the
            ----------
Demised Premises, the street or streets, sidewalks, parking areas, curbs and access ways adjoining them, and the present uses and non-uses thereof, have been examined by Tenant, and Tenant accepts them in the condition or state in which they now are, or any of them now is, without relying on any representation, covenant or warranty, express or implied, by Landlord, except as may be expressly contained herein with respect to Landlord Improvements to be constructed in the Demised Premises and subject to any latent defects. Tenant's occupancy of the Demised Premises shall constitute acceptance of the Landlord Improvements, subject to any punchlist items which Landlord has the obligation hereunder to complete. The provisions of this paragraph shall survive the termination of this Lease.

      17.5. Delay in Possession. If Landlord shall be unable to deliver
            -------------------
possession of the Demised Premises to Tenant on the date specified for commencement of the term hereof (i) because a certificate of occupancy has not been procured, or (ii) because of the holding over or retention of possession of any tenant or occupant, or (iii) if repairs, improvements or decoration of the Demised Premises, or of the Building, are not completed, or (iv) because of the operation of a "force majeure" (which shall mean any delay, in performance hereunder caused by any event beyond the control of Landlord including without limitation, labor disputes, civil commotion, war, war-like operations, invasion, rebellion, hostilities, military power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain material or services or acts of God), or (v) for any reason identified in Exhibit "F" attached hereto, or for any other reason, then in any such case Landlord shall not be subject to any liability to Tenant. Under such circumstances, except as set forth in Exhibit "F" to this Lease relating to delays resulting from actions or omissions by Tenant, the rent reserved and covenanted to be paid herein shall not commence until possession of the Demised Premises is given or the Demised Premises are available for occupancy by Tenant, and no such failure to give possession shall in any other respect affect the validity of this Lease or any obligation of the Tenant hereunder (except as to the date of commencement of accrual of rent). Notwithstanding the foregoing, in the event the Demised Premises are not Substantially Complete by September 15, 1996, Tenant may, upon five (5) days written notice to Landlord, terminate this Lease and thereafter this Lease shall be null and void and of no further force or effect.

     18. Landlord's Reliance. Landlord has executed the Lease in reliance upon
         -------------------
certain financial information which has been submitted by Tenant to Landlord prior to the execution of the Lease (the "Financial Information"). From time to time, upon five (5) business days written request by Landlord, Tenant will submit to Landlord current financial information, in detail reasonably satisfactory to Landlord, in order for Landlord to properly determine Tenant's then financial condition. As a material inducement to Landlord to enter into this Lease, Tenant (and each party executing this Lease on behalf of Tenant individually) represents and warrants to Landlord that: (i) the Financial Information is complete, true and correct and a presents a fair representation of Tenant's financial condition at the time of signing of this Lease; (ii) Tenant and the party executing on behalf of Tenant are fully and properly authorized to execute and enter into this Lease on behalf of Tenant and to deliver the same to Landlord; (iii) the execution, delivery and full performance of this Lease by Tenant does not constitute a violation of any contract, agreement, undertaking, judgement, law, decree, governmental or court order or other restriction of any kind to which Tenant is a party or by which Tenant may be bound; (iv) Tenant has executed this Lease free from fraud, undue influence, duress, coercion or other defenses to the execution of this Lease; (v) this Lease constitutes a valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms; (vi) each individual executing this Lease on behalf of Tenant is legally competent, has attained the age of majority and has full capacity to enter into this Lease; and (vii) if Tenant is a corporation or a partnership: (a) Tenant is duly organized, validly existing and in good standing under the laws of the state of its organization and has full power and authority to enter into this Lease, to perform its obligations under this Lease in accordance with its terms, and to transact business in Pennsylvania; (b) the execution of this Lease by the individual or individuals executing it on behalf of Tenant, and the performance by Tenant of its obligations under this Lease, have been duly authorized and approved by all necessary corporate or partnership action, as the case may be; and (c) the execution, delivery and performance of this Lease by Tenant is not in conflict with Tenant's bylaws or articles of incorporation, agreement of partnership, or other charters, agreements, rules or regulations governing Tenant's business as any of the foregoing may have been supplemented, modified, amended, or altered in any manner.

     19. Prior Agreement Amendments. This Lease constitutes the entire agreement
         --------------------------
between the parties relating to the subject matter contained herein. Neither party hereto has made any representations or promises, except as contained herein or in some further writing signed by the party making such representation or promise, which, by its express terms, is intended to supplement the terms hereof. Without limiting the foregoing, this Lease supersedes all prior negotiations, agreements, informal brochures, letters, promotional information, proposals, and other statements and materials made or furnished by Landlord or its agents. No agreement hereinafter made shall be effective to change, modify, discharge, waive obligations under, or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge, waiver or abandonment is sought. Notwithstanding the foregoing, no warranty, representation, covenant, writing, document, instrument, amendment, modification, agreement or like instrument shall be binding upon or enforceable against Landlord unless executed by Landlord.

     20. Captions. The captions of the paragraphs and subparagraphs in this
         --------
Lease are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.

     21. Landlord's Right to Cure. Landlord may (but shall not be obligated to),
         ------------------------
on five (5) days' notice to Tenant (except that no notice need be given in case of emergency), cure on behalf of Tenant any default hereunder by Tenant, and the cost of such cure (including any attorney's fees incurred) shall be deemed additional rent payable upon demand.

     22. Estoppel Statement. Tenant shall from time to time, within ten (10)
         ------------------
days after request by Landlord, execute, acknowledge and deliver to Landlord, or to any third party designated by Landlord, a statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing any instruments of modification), confirming the rents and other charges under this Lease and the dates to which rent and other charges have been paid, and certifying whether or not, to the best of Tenant's knowledge, Landlord is in default hereunder or whether Tenant has any claims or demands against Landlord (and, if so, the default, claim and/or demand shall be specified) and such other reasonable information as Landlord shall require, in the form set forth in Exhibit "H" hereto or such similar form as may be required by any subsequent mortgagee or third party. To the extent such estoppel statement is not received from Tenant in a timely manner in accordance with this paragraph, Landlord shall be entitled to furnish to any third party to whom such estoppel statement would have been delivered Landlord's good faith statement to the effect requested from Tenant, and Tenant shall be bound by, and deemed to have delivered, such Landlord's estoppel statement with respect to this Lease. Landlord shall, upon twenty (20) days prior notice, and no more than one time during the term of this Lease, execute, acknowledge and deliver to Tenant, or to any third party designated by Tenant, a statement certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified, listing any instruments of modification), confirming the rents and other charges under this Lease and the dates to which rent and other charges have been paid, and certifying whether or not, to the best of Landlord's knowledge, Tenant is in default hereunder or whether Landlord has any claims or demands against Tenant.

     23. Relocation of Tenant. After the Commencement Date, Landlord, at its
         --------------------
sole expense, upon not less than sixty (60) days prior written notice to Tenant (the ""Relocation Notice"), may require Tenant to relocate from the Demised Premises to other premises of comparable size within the Corporate Center in order to permit Landlord to consolidate the Demised Premises with other adjoining space leased or to be leased to another tenant in or coming into the Building; provided, however, that
                                                         --------  -------
in the event of delivery of any such Relocation Notice, Tenant, by written notice to landlord given not later than thirty (30) days following Tenant's receipt of the Relocation Notice, may elect not to relocate to such other premises, and in lieu thereof, may terminate this Lease, in which case Tenant shall vacate the Demised Premises thirty (30) days thereafter. In the event of any such relocation, Landlord shall; (i) pay all the expenses of preparing and decorating the new premises so that such premises will be substantially similar to the Demised Premises; (ii) pay the expense of moving Tenant's furniture, furnishings, equipment, files and other personal property to the new premises (including the installation of Tenant's telephone lines and computer cables);
(iii) pay the reasonable costs of replacing existing stocks of Tenant's letterhead, envelopes, billing statements and other stationery having Tenant's address thereon; and (iv) place a temporary sign in the lobby of the Building for thirty (30) days advising persons of Tenant's relocation. Use and occupancy by Tenant of the new premises shall be under and pursuant to the same terms, conditions and provisions of this Lease and Tenant shall execute any and all amendments to this Lease as Landlord shall deem necessary to effectuate the provisions of this paragraph. Landlord shall exercise its rights under this paragraph reasonably and in good faith. Tenant shall have no obligation to move into the new premises until they are substantially complete. If Tenant has exercised both of the First Offer Options set forth herein, this provision shall be deemed null and void and Landlord shall not have the further right to relocate Tenant from the Demised Premises.

     24. Broker. Each of Landlord and Tenant represents and warrants to the
         ------
other that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Lease, other than David Leeds, Jackson-Cross Company ("Agent"), and each agrees to indemnify, defend and hold the other harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Agent, employed or engaged by it or claiming to have been employed or engaged by it. Agent is entitled to a leasing commission in connection with the making of this Lease, and Landlord shall pay such commission to Agent pursuant to a separate agreement between Landlord and Agent.

     25. Miscellaneous.
         -------------

         25.1. Certain Interpretations. The word "Tenant" as used in this Lease
               -----------------------
shall be construed to mean tenants in all cases whether there is more than one tenant (and in such case the liability of such tenants shall be joint and several), and the necessary grammatical changes required to make the provisions hereof apply to corporations, partnerships or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. Each provision hereof shall extend to and shall as the case may require, bind and inure to the benefit of Tenant and its successors and assigns, provided that this Lease shall not inure to the benefit of any assignee or successor of Tenant except upon the express written consent of Landlord as herein provided.

                25.2 Partial Invalidity. If any of the provisions of this Lease,
                     ------------------
 or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or to which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                25.3 Governing Law. This Lease shall be governed in all respects
                     -------------
by the laws of the Commonwealth of Pennsylvania.

        26. Quiet Enjoyment. Upon payment by Tenant of the rent and other sums
            ---------------
provided herein and Tenant's observance and performance of the covenants, terms and conditions of this Lease to be observed and performed by Tenant, Tenant shall peaceably hold and quietly enjoy the Demised Premises for the term of this Lease without hindrance or obstruction by Landlord or any other person claiming by, through or under Landlord, subject to the terms and conditions of this Lease, and to any mortgage or ground lease which is superior to this Lease.

        27. Free Rent. As set forth in Exhibit "F" attached hereto, Landlord
            ---------
shall construct the Landlord Improvements at a price not to exceed the Construction Allowance, as defined in Exhibit "F". In the event the cost to construct the Landlord Improvements is less than the Construction Allowance, Tenant shall be afforded a rent credit with respect to the next installment of minimum rent to the extent of the Construction Allowance not spent by Landlord to construct the Landlord Improvements up to the maximum amount of Seven Thousand Nine Hundred Sixty Five and 00/100 Dollars ($7,965.00). Upon completion of the Landlord Improvements, Landlord shall submit to Tenant invoices and bills evidencing the cost of the Landlord Improvements and the amount of any overage.

        28. Right of First Offer. Tenant is hereby granted the right and option
            --------------------
(each, a "First Offer Option") to lease one or both of the adjacent two spaces to the Demised Premises, the first space consisting of 5,384 rentable square feet (the "First First Offer Space") and the second space consisting of 3,540 rentable square feet (the "Second First Offer Space") each as more fully described on Exhibit "A" attached hereto, provided the First First Offer Space and the Second First Offer Space is then available for lease and not leased or subject to any renewal, expansion, first offer or other option heretofore given or granted to any other person. The First Offer Options as aforesaid are hereby granted to Tenant at all times during the initial term hereof, all on and subject to the following terms and conditions.

                28.1.  Tenant's Notice.  Tenant shall notify Landlord of its
                       ---------------
desire to expand into the First First Offer Space and the Second First Offer Space ( a "Tenant's Request"). With respect to the First First Offer Space, the Tenant's Request must be provided on or before April 1, 2000.

                28.2.  Landlord's Notice.  Within thirty (30) days of receipt of
                       -----------------
Tenant's

Request and provided the First First Offer Space or the Second First Offer Space (whichever is applicable to the particular Tenant Request. Landlord shall notify Tenant in writing of such availability of the either, or both First Offer Space ("Landlord's Notice"). Landlord's Notice shall contain the proposed terms of a supplemental lease between Landlord and Tenant in respect of such space, which terms shall include: (i) commencement date, (ii) minimum rent (and increases in or adjustments of minimum rent), (iii) provisions relating to additional rent (including Tenant's Proportionate Share of Taxes and the increase in Operating Expenses and the Base Amount Operating Expenses), (iv) construction allowances or other concessions, and (v) term. In respect of the foregoing, Landlord's Notice (and the terms set forth therein) shall in all cases provide for the following: (a) as to allowances, Tenant will be offered a
                                     ----------------
construction allowance in respect of any and all First Offer Space equal to (1) the then current market amount of construction allowance for renewal tenants in the Building, adjusted to reflect any differences in term with respect to a proposed lease for such First Offer Space and the lease employed for such comparison; (b) as to minimum rent, the minimum rent for the First Offer Space
                ------------------------------------
shall be the market rate for renewal tenants in the Building; and (c) as to
                                                                      -----
term, the term for any First Offer Space shall commence on the date specified in
----
Landlord's Notice (the "First Offer Space Commencement Date") and shall expire on the expiration date of this Lease.

         28.3  Exercise. A First Offer Option must be exercised, if at all, on
               --------
and subject to the following terms and conditions: (i) a First Offer Option must be exercised by Tenant, if at all, by notice from Tenant to Landlord given not later than ten (10) days following the date of Tenant's receipt of a Landlord's Notice in respect thereof; (ii) at the time of exercising any First Offer Option, this Lease shall be in full force and effect and there shall exist no continuing Event of Default by Tenant; and (iii) Tenant must exercise its First Offer Option with respect to all of the particular First Offer Space in question and may not request only a portion of such First Offer Space.

         28.4.  Lease Terms. In the event a First Offer Option is effectively
                -----------
exercised as aforesaid, all terms and conditions contained in the Lease shall continue to apply in respect of the First Offer Space so taken, effective as of the First Offer Space Commencement Date, on and subject to (and expressly including) all of the terms and provisions set forth in the applicable Landlord's Notice. All First Offer Space that is taken, in accordance with the foregoing provisions of this Paragraph 28, shall become part of the Demised Premises and included as such for all purposes of the Lease, and all First Offer Space so taken shall be leased for the terms as set forth in Landlord's Notice. If Tenant effectively exercises its First Offer Option as aforesaid, then Landlord and Tenant shall promptly thereafter execute a supplement to this Lease confirming such exercise and reflecting the terms and conditions set forth herein and in the Landlord's Notice.

         28.5  Failure to Exercise.  In the event Tenant fails to exercise a
               -------------------
First Offer Option in the manner and within the applicable time period therefor set forth herein, such unexercised First Offer Option shall lapse and no longer shall be of any force or effect and Landlord shall have the right to lease for a period of one year following Landlord's Notice, any portion or all of the applicable First Offer Space that was the subject thereof to others; provided, however,that if Landlord shall wish to lease any such First Offer Space on terms more favorable to the proposed tenant than the terms contained in the most recent Landlord's Notice with respect to such space, or if Landlord intends or wishes to lease less than all of the First Offer Space, Landlord shall first furnish to Tenant a revised Landlord's Notice reflecting the revised terms or smaller square footage and Tenant may exercise its First Offer Option subject to the requirements of Paragraph 28.2 except that the period for the giving by Tenant of notice to Landlord in such case shall be five
(5) business days following the date for Tenant's receipt of the revised Landlord's Notice.

     29. Termination Option.
         ------------------

         29.1. Grant of Option.  Tenant shall have one (1) option (the
               ---------------
"Termination Option") to terminate this Lease (for all of the Demised Premises which is the subject hereof), effective as of the last day of the sixtieth
(60th) month of the term of this Lease (excluding any renewals thereof) hereof (the "Termination Date"). The Termination Option is granted on and subject to the following terms and conditions:

               (i)  Notice. Tenant must give Landlord written notice of Tenant's
                    ------
election to exercise the Termination Option, which notice is given not later than twelve (12) months prior to the Termination Date and shall include a check for all sums due hereunder at the time of such election (including particularly, but without limitation, the Termination Fee hereinafter set forth); and

               (ii) No Default.  No Event of Default has occurred and is
                    ----------
continuing and there exists no event which, except for the passage of time or otherwise, would constitute an Event of Default either on the date that Tenant exercises the Termination Option or up to, and on and as of, the Termination Date; and

              (iii) Termination Fee. Tenant shall pay to Landlord, concurrently
                    ---------------
with Tenant's exercise of the Termination Option, a cash termination fee (the "Termination Fee") in an amount equal to five (5) months of the then current minimum rent due under this Lease as of the Termination Date plus the unamortized amount as of the Termination Date of the Construction Allowance provided to Tenant hereunder, plus the unamortized amount payable by Landlord to Agent hereunder in respect of fees and commissions due Agent in respect of the execution of this Lease, amortized at a eleven and one-half percent (11.50%) annual interest rate over the term of this Lease excluding any renewals thereof) of the Lease.

         29.3 Terms.  If Tenant timely and properly exercises the Termination
              -----
Option: (i) all minimum rent and additional rent payable under this Lease shall be paid through and apportioned as of the Termination Date (in addition to payment by Tenant of the Termination Fee); (ii) neither party shall have any rights, estates, liabilities or obligations under this Lease for the period accruing after the Termination Date, except those which, by the provisions of this

Lease, expressly survive the expiration or termination of the term of this Lease; (iii) Tenant shall surrender and vacate the Demised Premises and deliver possession thereof to Landlord on or before the Termination Date in the condition required under this Lease for surrender of the Demised Premises; and
(iv) Landlord and Tenant shall enter into a written agreement reflecting the termination of this Lease upon the terms provided for herein, which agreement shall be executed within thirty (30) days after Tenant exercises the Termination Option. The failure of Tenant and Landlord enter into the agreement described in this subparagraph (iv) shall not affect the enforceability of the termination of the Lease.

           29.4  Termination.  The Termination Option shall automatically
                 -----------
terminate and become null and void upon the earlier to occur of: (i) the termination of Tenant's right to possession of the Demised Premises; (ii) the assignment by Tenant of this Lease, in whole or in part; (iii) the sublease by Tenant of all or any part of the Demised Premises; and (iv) the failure of Tenant to timely or properly exercise the Termination Option.

     30.   Confidentiality.  TENANT ACKNOWLEDGES AND AGREES THAT THE TERMS OF
           ---------------
THIS LEASE AND THE NEGOTIATIONS WHICH LED TO THE EXECUTION OF THIS LEASE ARE CONFIDENTIAL IN NATURE. TENANT COVENANTS THAT, EXCEPT AS MAY BE REQUIRED BY LAW OR BY ANY LENDER IN CONNECTION WITH CURRENT OR PROPOSED FINANCING FOR TENANT, TENANT SHALL NOT COMMUNICATE THE TERMS OR ANY OTHER ASPECT OF THIS TRANSACTION WITH, AND WILL NOT DELIVER ALL OR ANY PORTION OF THIS LEASE TO, ANY PERSON OR ENTITY OTHER THAN LANDLORD OR TENANT'S ATTORNEYS, ACCOUNTANTS AND OTHER CONSULTANTS.

          IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this Lease to be executed by their duly authorized representatives the day and year first above written.

     WITNESS:                          LANDLORD:
                                       --------

                                       RADNOR CENTER ASSOCIATES

                                       By:  TRC Realty, Inc.-RAD
                                              General Partner

[SIGNATURE APPEARS HERE]               By:  [SIGNATURE APPEARS HERE]
------------------------------            ------------------------------
                                          Authorized Signature


WITNESS:                               TENANT:
                                       ------

                                       WINCUP HOLDINGS, L.P.
                                       By:  Wincup Holdings, Inc.

[SIGNATURE APPEARS HERE]               By:  [SIGNATURE APPEARS HERE]
------------------------------            ------------------------------
                                          Authorized Signature

                                  EXHIBIT "A"

           [FLOOR PLAN OF BUILDING THREE, THIRD FLOOR APPEARS HERE]

                                  EXHIBIT "B"

               [MAP OF THE RADNOR CORPORATE CENTER APPEARS HERE]

                                  EXHIBIT "C"

                          CONFIRMATION OF LEASE TERM
                          --------------------------

     THIS CONFIRMATION OF LEASE TERM is made this _____ day of _____, 19__, by and between RADNOR CENTER ASSOCIATES, a Pennsylvania limited partnership (hereinafter referred to as "Landlord"), and _____________________________,
a ________________________ corporation (hereinafter referred to as "Tenant").

                                   RECITALS
                                   --------

     A. Under a certain Office Lease between Landlord and Tenant dated _______________, 19__ (the "Lease"), Landlord leased to Tenant, and Tenant leased from Landlord, certain Demised Premises more particularly identified therein, consisting of approximately ___________ rentable square feet on the _________ floor of the office building known as Building No. ___ of Radnor Corporate Center, having an address of 100 Matsonford Road, Radnor Township, Delaware County, Pennsylvania 19087. Capitalized terms, when used herein without separate definition, will have the same respective meanings as in the Lease.

     B. The Lease provides that the parties shall execute a confirmation of certain information when the Commencement Date of the term of the Lease has been determined.

                                 CONFIRMATION
                                 ------------

     NOW, THEREFORE, Landlord and Tenant hereby confirm and acknowledge the following:

     1.   Term. The term of the Lease commenced on the _____ day of _____, 19__
          ----
(the "Commencement Date"), and shall continue until the _____ day of _____, 19__, unless sooner terminated as provided for in the Lease.

     2.   Demised Premises. Tenant acknowledges that it is in possession of the
          ----------------
Demised Premises; that rent as specified in the Lease began accruing from the Commencement Date; that the tenant improvement work to be performed by Landlord in respect of the Demised Premises has been completed; and that the Demised Premises, and the tenant improvement work therein so completed, have been accepted by Tenant as being in conformance with the terms of the Lease.

     3.   Lease in Effect. Landlord and Tenant each acknowledges that, as of the
          ---------------
date hereof, the Lease is in full force and effect and neither party is aware of any default by the other thereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this Confirmation of Lease Term to be executed the day and year first above written.

                                      LANDLORD:

WITNESS:                              RADNOR CENTER ASSOCIATES

                                      By:  TRC Realty, Inc.-RAD
                                           General Partner

-----------------------               By:
                                         ----------------------
                                         Authorized Signature

                                      TENANT:

WITNESS:                              [------------------------]

-----------------------               By:
                                         ----------------------
                                         Authorized Signature

                                  EXHIBIT "D"

                  CLEANING SPECIFICATIONS/JANITORIAL SERVICES
                  ------------------------------------------

================================================================================

A.   GENERAL CLEANING
     ----------------

     Nightly
     -------

     1. Empty and clean all waste receptacles and wash whenever necessary. Remove waste to a designated central location for disposal.

     2.  Empty and damp wipe clean all ash trays and receptacles.

     3.  Clean cigarette urns and replace sand and/or water as necessary.

     4. Vacuum all rugs and carpeted areas, moving light furniture and spot clean when necessary.

     5. Hand dust and wipe clean all exposed furniture tops, fixtures, shelving, window sills and wash whenever necessary.

     6.  Dust all telephones as necessary.

     7. All vinyl/asphalt floors or similar types of flooring (that may be waxed or treated) to be swept using approved dust-down preparation.

     8. All stone, ceramic, tile, marble, terrazzo and other untreated flooring to be swept nightly using approved dust-down preparation; wash such flooring once a month.

     9. Remove all fingerprints, smudges and other marks from partitions and doors.

     10. Thoroughly clean all drinking fountains and water coolers.

     11. Wipe clean all chrome, aluminum and other metal work.

     12. Dust and/or clean all directory boards and display glass.

     13. Dust and wipe clean elevator doors.

     14. Interior of elevator cabs to be thoroughly cleaned, dusted, vacuumed and walls freed.

                of fingerprints nightly.

           15.  Remove all gum and foreign matter on sight.

           16. All lights will be turned off, and specified doors locked at the completion of cleaning.

           Weekly
           ------

           1. All stairwell treads and landings to be swept and/or damp mopped.

           2. Dust all molding, ledges, chair rails, baseboards, trim and file cabinet tops.

           Monthly
           -------

           1.   Vacuum upholstered furniture.

           Quarterly
           ---------

           1. Dust all pictures, frames, prints, and similar wall hangings not reached in nightly cleaning.

           2. Dust clean all pipes, ventilation and air conditioning louvers, ducts, high moldings and other high areas not reached in nightly cleaning.

           3.   Dust venetian blinds.

B.         LAVATORIES
           ----------

           1. Sweep and wash all lavatory floors with a disinfectant. Wash and polish all mirrors, powder shelves, bright work and enamel surfaces.

           2. Wash and disinfect basins, urinals, and bowls using scouring powder to remove stains, making certain to clean under sides of rim of urinals and bowls.

           3.   Wash both sides of all toilet seats.

           4. Hand dust and clean, washing where necessary, all partitions, tile walls, dispensers and receptacles.

           5. Replenish all supplies relating to the dispensing of mechanically operated lavatory fixtures (toilet tissue, paper towels, soap, etc.)

    6. All wastepaper cans and all receptacles are to be emptied. Remove waste to a centrally designated area for disposal.

    7.  Scrub floors as necessary.

    8. Wash and polish all wall tile and stall surfaces as often as necessary, but in no event less than once a quarter.

C.  BUILDING LOBBY AND PUBLIC AREAS
    -------------------------------

    Nightly
    -------

    1.  Floor of entrance lobby to be swept and washed.

    2.  Vacuumed nightly.

D.  WINDOW CLEANING
    ---------------

    1.  Clean all perimeter windows inside and out twice yearly.

    2.  Clean all partition glass once a month.

    3.  Public entrance doors and lobby glass to be cleaned daily.

                                  EXHIBIT "E"

                            RULES AND REGULATIONS
                            ---------------------

================================================================================

DEFINITIONS
-----------

1. Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply and include the Tenant and its agents, employees, invitees, licenses, permitted subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The words "room", "space" or "Demised Premises" are to be taken to include the space covered by the Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord.


CONSTRUCTION
------------

2. The streets, parking ares, sidewalks, entrances, lobbies, halls, passages, elevators, stairways and other common areas provided by Landlord shall not be obstructed by Tenant, or use by Tenant, its employees or invitees, for any other purpose than for ingress and egress to and from the Demised Premises. No furniture or other property shall be placed outside of the Demised Premises or in any lobby or corridor.

WASHROOMS
---------

3. Toilet rooms, water-closets and other water apparatus shall not be used for any purposes other than those for which they were constructed, and any damage resulting to them from misuse or abuse by a Tenant or its agents, employees or invitees, shall be borne by the Tenant.

INSURANCE REGULATIONS
---------------------

4. Tenant shall not do anything in the rooms, or bring or keep anything therein, which will in anyway increase or tend to increase the risk of fire or the rate of fire insurance, or which will conflict with the regulations of the Fire Department or the fire laws, or with any insurance policy on the Building or any part hereof, or with any law, ordinance, rule or regulations affecting the occupancy and use of the rooms, now existing or hereafter enacted or promulgated by a public authority or by the Board of Fire Underwriters.


PUBLICITY
---------

5. Tenant shall not use the name of the Building in any way in connection with its business except as the address thereof. Landlord shall also have the right to prohibit any advertising by Tenant, which, in its opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall immediately refrain from or discontinue such advertising.

MOVEMENT OF EQUIPMENT
---------------------

6. Landlord reserves the right to designate the time when, and the method whereby, freight, small office equipment, furniture, safes and other like articles may be brought into, moved or removed from the Building or rooms, and to designate the location for temporary disposition of such items. In no event shall any of the foregoing items be taken from Tenant's space for the purposes of removing same from the Building without the express written consent of both Landlord and Tenant.

REGULATION CHANGES
------------------

7. Landlord shall have the right to make such other and further reasonable rules and regualtions and amend existing rules and regulations as in the judgment of Landlord, may from time to time be necessary or expedient for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein. Any further or amended rules and regulations will be binding upon each Tenant from and after the date of delivery thereof to Tenant. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants.

PUBLIC ENTRANCES
----------------

8. Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in Landlord's judgment will be for the best interest of the Building and its tenants. Persons entering the Building after 6:00 P.M. on business days and at all times on weekends and holidays must meet the security requirements of Landlord.

9. The janitor of the Building may at all times keep a pass key, and he/she and other agents of the Landlord shall at all times be allowed admittance to the Demised Premises for purposes permitted in Tenant's Lease.

GENERAL
-------

10. In order to insure proper use and care of the Demised Premises, Tenant shall not;

     (a)  Keep animals or birds in the rooms.

     (b) Use rooms as sleeping apartments or for lodging or any immoral purposes.

(c) Allow any sign, advertisement or notice to be affixed to the Building, inside or outside, without Landlord's consent. Signs on interior glass doors will be painted only by the person designated by Landlord, and the cost of the painting will be paid by Tenant.

(d) Make improper noises or disturbances of any kind; sing, play or operate any musical instrument, radio or television without the prior written consent of Landlord, or otherwise do anything to disturb other tenants or tend to injure the reputation of the Building.

(e) Mark or defile elevators, water-closets, toilet rooms, walls, windows, doors or any other part of the Building.

(f) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or other areas of the Building.

(g) Cover or obstruct any window, skylight, door or transom that admits light.

(h) Fasten any article, drill holes, drive nails or screws into the walls, floors, woodwork, or partitions; nor shall the same be painted, or otherwise covered or in any way marked or broken without the prior consent of Landlord.

(i)    Operate any machinery other than small office equipment.

(j)    Interfere with the heating or cooling apparatus.

(k)    Allow anyone but Landlord's employees or contractors to clean rooms.

(l) Leave Demised Premises without locking doors, stopping all office machines, and extinguishing all lights.

(m)    Install any shades, blinds, or awnings without the consent of Landlord.

(n) Use or store any electric heating device, kerosene, camphene, burning fluid or other illumination permission of Landlord.

(o) Install call boxes, or any kind of wire in or on the Building without Landlord's permission and direction. If any Tenant desires telephonic, word processing,computerized or other electronic or electrical connections or communications systems, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such directions no boring or cutting of wires will be permitted.

     (p) Manufacture any commodity, or prepare or dispense any foods or beverages, tobacco, drugs, flowers or other commodities or articles without the prior written consent of Landlord.

     (q)  Secure duplicate keys for rooms or toilets, except from Landlord.

     (r)  Use desk chairs on carpeted areas without protective chair pads.

     (s) Place any weights in any portion of the Building beyond the safe carrying capacity of the structure.

     (t) Enter any mechanical or electrical areas, telephone closets, loading areas, roof or building storage areas without the prior written consent of Landlord.

     (u) Place door mats in public corridors without the prior consent of Landlord.

11. All safes or other heavy articles shall be carried up or into the leased premises only at such times and in such manner as shall be prescribed by Landlord and Landlord shall in all cases have the right to specify a maximum weight and proper position of location of any such safe or other heavy article. Any damage done to the Building by taking in or removing any safe or from overloading any floor in any way shall be paid by the Tenant. The cost of repairing or restoring any part of the Building which shall be defaced or injured by a Tenant, its agents or employees, shall be paid for by the Tenant.

12. Each Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service on or to the Demised Premises for the Tenant to Landlord for Landlord's prior approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building, including without limitation, installation of telephones, computer and communications equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

13. Each Tenant shall have the nonexclusive use, in common with the Landlord, other tenants, their guests and invitees, of the uncovered automobile parking areas, driveways and footways surrounding the Building, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for the use by the Tenants and their employees, and the Tenants and their employees shall only park in parking areas which are so designated. Upon written notice from Landlord, each Tenant will furnish to Landlord, within five (5) days from receipt of such notice, the state automobile license numbers assigned to automobiles of such Tenant and its employees.

14. No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon the termination of the Lease, and the Tenant shall then give Landlord or its agent explanation of the combination of all locks upon the doors of vaults.

15.    No bicycles or similar vehicles will be allowed in the Building.

                                  EXHIBIT "F"

                RESPECTING IMPROVEMENTS TO THE DEMISED PREMISES
                -----------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


             1.  Tenant Plans.
                 ------------

                1.1. Tenant's Final Plans. Tenant shall prepare at its expense,
                      --------------------
and deliver to Landlord not later than thirty (30) days from the date hereof, for Landlord's approval, complete architectural plans, drawings and specifications (the "Final Plans") for the construction of the Demised Premises for Tenant's occupancy, including partition and electric requirements and all information for all special equipment, and designating (with specificity) all items with a long lead time for procurement. The Final Plans shall be in conformity with and in substantial compliance with all Governmental Requirements relating to Tenant's use and occupancy of the Demised Premises. Landlord's approval of the Final Plans shall not constitute an implication, certification or representation by Landlord that the tenant improvements contemplated thereby are in compliance with Governmental Requirements. If in the opinion of Landlord, detailed working drawings are required for Landlord to obtain governmental approval or to construct the Landlord Improvements, Tenant shall cause to be prepared and submitted to Landlord, within ten (10) days after receipt of Landlord's approval, detailed working drawings based thereon (the "Working Drawings"). Within three (3) days after submission to Landlord by Tenant of the Working Drawings, Landlord shall give it's written approval thereof or shall specify in detail any non-conformity (and, in the latter event, Landlord shall again approve or specify any non-conformity within three (3) days after each resubmission).

                1.2.  Payment for Plans.  The architectural and engineering
                      -----------------
costs in preparation of the Final Plans and Working Drawings shall be paid by Tenant except to the extent the same are included in Building Standard Construction Items (the "Building Standards") set forth on the Annex attached hereto and made a part of this Exhibit "F" (the "Annex"). (As used herein, "Building Standard" or "Building Standards" shall mean the quality and qualities of materials shown for a category on the Annex or otherwise typically employed by Landlord for standard improvements elsewhere in the Building). In addition, Tenant shall pay for cost of any items noted on Tenant's Final Plans as an item to be paid by Tenant or noted as "add/alternate" items and for any construction items or finishing details or quantities in excess of Building Standards.

                1.3.  Tenant Delay.  In the event Tenant fails to comply with
                      ------------
the foregoing within the time(s) specified, any resulting delay in completing the Demised Premises shall not in any manner affect the Commencement Date of this Lease or Tenant's liability for the payment of rent from such Commencement Date.

             2. Landlord Work. Landlord shall, in a good and workerlike manner,
                -------------
cause the Demised Premises to be completed in accordance with the Final Plans or Working Drawings (as the case may be) approved by Landlord and Tenant pursuant to Paragragh 1 hereof and in accordance with Building Standards (the "Landlord Improvements"). Landlord shall engage a reputable, licensed general contractor selected by Landlord for the performance of all Landlord Improvements. Landlord reserves the right (i) to make substitutions of material of equivalent grade and quality when and if any specified material shall not be readily and reasonably available, and (ii) to make changes necessitated by conditions met during the course of construction, provided that Tenant's approval of any substantial
                        -------- ----
change shall first be obtained (which approval shall not be unreasonably withheld or delayed so long as there shall be general conformity with the Final Plans or Working Drawings, as the case may be).

        3.  Charges for Work.  Landlord's maximum allowance amount for Landlord
            ----------------
Improvements (including for all Building Standard work) is twenty two and 00/100 Dollars ($22.00) per rentable square foot of the Demised Premises (i.e., a
                                                                   ----
maximum allowance of $175,230.00)(the "Construction Allowance"). Improvements or work (including Landlord Improvements) in excess of the Construction Allowance shall be at Tenant's sole cost and expense. The total cost of such Landlord Improvements shall be equal to Landlord's out-of-pocket expense in connection with the Landlord Improvements, including, but not limited to, Landlord's contract or purchase price for materials, labor and services, plus
(i) 5% of Landlord's out-of-pocket expenses for general overhead (the "Overhead Fee") and (ii) 5% of the sum of such out-of-pocket costs plus the Overhead Fee, for administration and supervision (the "Administration Fee"). It is Tenant's responsibility to prepare Tenant's Preliminary Plans, Final Plans or Working Drawings (as the case may be) within Tenant's budget for the cost of Landlord Improvements. Landlord shall notify Tenant prior to commencement of construction of the estimated amount, if any, by which the cost of Landlord Improvements will exceed the Construction Allowance. Landlord shall not be obligated to commence work on the Landlord Improvements unless and until Tenant agrees to pay the additional cost involved in completing the Landlord Improvements, and any delay occassioned by the decision of Tenant whether to pay the difference or to revise the Final Plans or Working Drawings (as the case may be) shall be deemed a Tenant-caused delay under this Lease, and shall not delay the Commencement Date or the date upon which rent commences to accrue hereunder.

        4.  Payment for Work.  Tenant shall pay Landlord for all excess of the
            ----------------
cost of Landlord Improvements that is greater than the Construction Allowance, within ten (10) days of receipt by Tenant of an invoice or invoices therefor (which invoice or invoices, at Landlord's election, may be presented from time to time prior to, upon, or following the Commencement Date of the term hereof, but not more frequently than once a month), in amounts proportional to the percentage of the work that has been completed. Subject to paragragh 27 of the Lease, any portion of the Construction Allowance not fully expended on or prior to the thirtieth (30th) day following the Commencement Date shall be withdrawn, and in that case Landlord no longer shall be obligated for any portion thereof not then fully expended.

        5.  Changes.  If Tenant requests changes to the Landlord Improvements
            -------
after Landlord and Tenant have approved Tenant's Final Plans or Working Drawings (as the case may be), Tenant shall pay the entire cost of such changes. The total cost shall be equal to Landlord's out-of-pocket expenses in connection with the changes, including Landlord's direct out-of-pocket costs, Overhead Fee and Administration Fee. In addition, Tenant shall be responsible for any delays resulting from the changes pursuant to Paragraph 9 below.

          6.  Access.  Landlord shall afford Tenant and its employees, agents
              ------
and contractors access to the Demised Premises, at reasonable times prior to the Commencement Date of this Lease, and at Tenant's sole risk and expense, for the purposes of inspecting and verifying the performance and completion of the Landlord Improvements. Tenant shall inspect the performance of Landlord Improvements regularly and diligently and shall advise Landlord promptly of any objections to the performance of the work. Access for such purpose shall not be deemed to constitute possession or occupancy. Landlord shall promptly undertake and diligently prosecute the correction of any defective work of which it is notified as aforesaid.

          7.  Tenant's Contractors.  Tenant may at its sole expense select and
              --------------------
employ its own contractors for specialized or finishing work in the Demised Premises which is not to be performed by Landlord and which is reflected as such in Tenant's Final Plans or Working Drawings (as the case may be), such as carpeting, telephone installation, installation of computer and other specialized equipment, special cabinetwork and millwork, and other similar decoration and installation, subject to the following qualifications, conditions and limitations:

              7.1. Tenant shall first obtain the approval of Landlord in writing of the specific work it proposes to perform and shall furnish Landlord with reasonable information requested by Landlord (such approval by landlord not to be unreasonably withheld, conditioned or delayed);

              7.2. The work shall be performed by responsible contractors and subcontractors, properly licensed to work and approved in advance by landlord, who shall not, in Landlord's reasonable opinion, prejudice Landlord's relationship with Landlord's contractors or subcontractors, or the relationship between the contractors and their subcontractors or employees, or disturb harmonious labor relations, and who shall, if requested by Landlord, prior to the commencement of any work, file waivers of mechanics' liens on account of the work to be performed by any of Tenant's contractors, subcontractors or material suppliers;

              7.3. Tenant shall have sole responsibility for compliance with Governmental Requirements, and shall at its expense procure all permits necessary with respect to the work to be performed by Tenant's contractors or subcontractors;

              7.4. No such work shall be performed in such manner or at such times as to interfere with any work being done by any of Landlord's contractors or subcontractors in the Demised Premises or in the Building generally. Landlord shall endeavor, however, to allow Tenant access for such work prior to the Commencement Date, at the earliest time consistent with the remainder of this subsection;

          7.5. Tenant and its contractors and subcontractors shall be solely responsible for the transportation, storage and safekeeping of materials and equipment used in the performance of any work, for the removal of waste and debris resulting therefrom on a daily basis, and for any damage caused by them to any installations or work performed by Landlord's contractors and subcontractors; and Tenant's contractors and subcontractors shall each deliver to Landlord a certificate of insurance indicating contractor liability in amounts and with companies and otherwise satisfactory to Landlord, and naming the Demised Premises as an insured site; and

          7.6 Tenant's contractors and subcontractors shall be subject to the general administrative supervision of Landlord's general contractor for scheduling purposes, but Landlord's general contractor shall not be responsible for any aspect of the work performed by Tenant's contractors or subcontractors, or for the coordination of the work of Landlord's contractors with Tenant's contractors or subcontractors.

     8.  Concerning Substantial Completion.  In addition to the description of
         ---------------------------------
"Substantial Completion" found elsewhere in the Lease, it is further agreed that the Demised Premises shall be deemed "substantially complete" even though minor or insubstantial matters or details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises or the conduct of its business therein.

     9.  Delay in Possession.  If Landlord shall be unable to deliver possession
         -------------------
of the Demised Premises to Tenant on the date specified for commencement of the term of this Lease because a certificate of occupancy has not been procured or because of the holding over or retention of possession of any tenant or occupant, or if repairs, improvements or decoration of the Demised Premises, or of the Building, are not completed, or because of the operation of a "force majeure" (which shall mean any delay in performance hereunder caused by any event beyond the reasonable control of Landlord including, without limitation, labor disputes, civil commotion, war, war-like operations, inovation, rebellion, hostilities, military power, sabotage, governmental regulations or controls, fire or other casualty, inability to obtain material or services, or acts of
God), or for any other reason, Landlord shall not be subject to any liability to Tenant. Under such circumstances, except as set forth above in this Exhibit or elsewhere in this Lease relating to delays resulting from actions or omissions by Tenant, the rent reserved and covenanted to be paid herein shall not commence until possession of the Demised Premises is given or the Demised Premises are available for occupancy by Tenant. No such failure to give possession shall in any other respect affect the validity of this Lease or any obligation of the Tenant hereunder (except as to the date of commencement of accrual of rent).

                                  EXHIBIT "F"

                                     ANNEX
                                     -----

                     BUILDING STANDARD CONSTRUCTION ITEMS
                     ------------------------------------
================================================================================

Partitions:             Steel Stud Construction (2-1/2). Studding to be covered
                        with 1/2" thick sheetrock on each side to ceiling height. Partition allowance 1-lineal foot per thirteen square feet. Partitions shall be painted two coats latex paint, and receive a 4" vinyl wall base.

Ceiling: Ceilings to be fully accessible 2' x 4' acoustical fissured mineral tile supported on an exposed aluminum T-frame system. The thickness shall be 5/8".

Window Covering:        All windows will be provided with horizontal narrowline
                        blinds.

Floor Covering:         Carpet shall be 28 oz. glued-down installation and may
                        be selected by Tenant from building standard quality and color section. Carpet upgrades available.

Doors:                  Entrance: Nominal 3' wide x 1-3/4" thick, full height,
                        --------
                        stain grade, solid core, panel. Door frame to be 16 gauge steel with oil base paint finish.

                        Interior: Nominal 3' wide x 1-3/4" thick, 7' in height,
                        --------
                        paint grade, solid core, panel. Door frame to be 16 guage steel. Both door and frame to be painted with oil base paint finish. One interior door will be furnished per each 450 rentable square feet of the Demised Premises.

Hardware:               All hardware including latch or lock sets to be Schlage
                        D or equal. Lock sets and exposed closers to be provided on one door to public corridors.

Lighting:               Recessed 2' x 4' building standard fluorescent light
                        fixtures with prismatic lenses in accordance with local electric codes in a quantity equal to one fixture for each 90 square feet. One light switch will be provided per 400 square feet. In open office areas, switches will be provided at convenient points to accommodate
                        Tenant's requirements.

                                   ANNEX F-1

Electrical Outlets:      Furnish and install 100 VAC wall mounted duplex
                         electric receptacle in a ratio of one per 100 square feet. Number of circuits will be based on the maximum of outlets per circuit allowed by local electrical codes. Floor receptacles and dedicated outlets installed at Tenant's expense.

Drawings:                Preliminary Drawings: A preliminary drawing will be
                         --------------------
                         provided by Landlord (utilizing Landlord's contractor), along with one revision. Subsequent revisions or changes will be at Tenant's expense.

                         Working Drawings:  Building standard working drawings
                         ----------------
                         are included. All upgraded drawings will be considered a "Special Item" as defined herein.


Signage: One (1) Building Standard door sign, with one (1) name displayed shall be provided.

Special Items:           Special equipment, installations and Tenant
                         requirements above building standard that require extraordinary design, cost, engineering or expertise shall be at the Tenant's sole expense. The Landlord will make reasonable efforts through his existing project team, including architectural,engineering and contractors, to assist the Tenant with any special requirements above and beyond the given building standard.

NOTE: For reconstructed spaces, existing materials will be utilized wherever possible.


[Updated 11/94]


                                   ANNEX F-2

                                  EXHIBIT "G"

                            MINIMUM RENT INCREASES
                            ----------------------


================================================================================

     1.    Definitions.  As used in this Exhibit "G":
           -----------

           1.1. "Minimum Rent" shall initially mean the minimum rent set forth in Paragraph 3.1 of this Lease and thereafter shall mean the Minimum Rent as adjusted pursuant to the terms of this Exhibit "G".

           1.2. "Adjustment Date: shall mean (A) the first anniversary of the Commencement Date if the Commencement Date is the first date of a month; or (B) the first anniversary of the first day of the next month following the Commencement Date, if the Commencement Date is not the first day of a month; and
(C) each subsequent anniversary of such first day of the month during the term of this Lease.

           1.3. "Lease Year" shall mean (A) the period of twelve (12) full calendar months commencing on the Commencement Date if the Commencement Date is the first day of the month; or (B) the period of twelve (12) full calendar months commencing on the first day of the next month following the Commencement Date, if the Commencement Date is not the first day of the month; and (C) each consecutive twelve (12) month period thereafter during the term of this Lease.

     2.    Operative Provisions. Landlord and Tenant acknowledge that Minimum
           --------------------
Rent shall be adjusted annually as herein specified. Therefore, the Minimum Rent shall be adjusted on the first Adjustment Date and on each subsequent Adjustment Date during the term of this Lease by application of the following formula:

           2.1. The new Minimum Rent for the Lease Year beginning with the applicable Adjustment Date shall be equal to one hundred percent (101%) of the Minimum Rent for the Lease Year immediately preceding the applicable Adjustment Date except that beginning with the sixth Lease Year, in addition to the increase called for by this subparagraph 2.1, the Minimum Rent in such year shall be increased by one and 50/100 Dollar ($1.50) per rentable square foot per annum.

           2.2. The Minimum Rent established on each Adjustment Date shall continue in effect until again revised on the next Adjustment Date in accordance with the terms and conditions of this Exhibit "G".

           2.3. Any delay or failure of Landlord, beyond any Adjustment Date in any year, in computing or billing for the rental adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rental adjustments hereunder.

            2.4. Notwithstanding any expiration or termination of this Lease prior to the date that this Lease is scheduled to expire (except in case of a cancellation by mutual written agreement), Tenant's obligation to pay rent as adjusted under this Exhibit "G" shall continue and shall cover all periods up to the date that this Lease is scheduled to expire, and shall survive any expiration or termination of this Lease.

                                  EXHIBIT "H"

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------


PREMISES:      Building:    _____ Radnor Corporate Center, Radnor, Pennsylvania
--------       --------
               Floor/Suite:
               -----------
               Rentable Square Feet:
               --------------------

LANDLORD:      Radnor Center Associates (a Pennsylvania limited partnership).
--------

TENANT:
------
               [Note if different from original tenant under Lease.]

LEASE:         Original Lease Date:
-----          -------------------

               Modifications, amendments, extensions, renewals (dates):
               -------------------------------------------------------

               Assignments/subleases (dates):
               -----------------------------

TENANT'S NOTICE ADDRESS:
-----------------------



DATE OF ESTOPPEL CERTIFICATE:
----------------------------

================================================================================


           The undersigned Tenant hereby certifies to each of (i) Landlord, its successors in interest and assigns ("Landlord"), and (ii) the Comptroller of the State of New York as Trustee of the Common Retirement Fund, its successors in interest and assigns ("Comptroller"), and any other lender to be secured by a mortgage on the above-referenced Building and related land of which Tenant has been notified in writing ("Lender"), that all of the above information is correct, complete and current, and that:

            1. Tenant has accepted possession of the Premises pursuant to the Lease. The Lease term commenced on ________________________. The termination date of the current Lease term, excluding renewals and extensions not exercised, is _____________________. Tenant has no renewal, extension, expansion or termination rights pursuant to the Lease except as follows:___________________ _______________________________________________. Tenant has no option or other right to purchase or otherwise acquire any equity interest in the Building or the Premises.

        2. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease.

        3. The Lease has not been modified, supplemented or amended in any way, and there are no assignments of the Lease or subleases of all or any portion of the Premises except as may be set forth above. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

        4. The Lease is valid and in full force and effect and, to the best of Tenant's knowledge, neither the Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

        5. No rent or other sum payable under the Lease has been paid more than one month in advance.

        6. All rent and additional rent payable under the Lease is payable without offset, abatement, diminution or reduction, except as may be expressly provided in the Lease. The monthly rent presently payable under the Lease is as follows:

            Current base monthly rent:      $__________

            Current monthly operating/
             expense pass-throughs:
                  Real Estate Taxes:        $__________
                  Operating Expenses:       $__________
                  Use & Occupancy Tax:      $__________

            Other (specify):                $__________

            Total current monthly rent:     $__________

            Security Deposit:               $__________

            Tenant's Proportionate Share of operating costs is equal to ____% of actual operating expenses for the Building and ____% of real estate taxes for the Building, in each case above:

            .     an expense stop equal to $__________ per rentable square foot of rentable area;

                                    - OR -


                     . a base year of 19__ equal to $________ per rentable square foot of rentable area.

              Tenant has paid rent through the following date: _______________.

              7. Tenant acknowledges that Tenant has received notice that the Lease will be assigned to the Comptroller, and understands that the Lease may be assigned thereafter to another Lender. Tenant has received no notice of a prior assignment, hypothecation or pledge of the Lease or the rents, income, deposits or profits arising thereunder, except to General Electric Capital Corporation. Tenant understands that under the provisions of any such assignment to the Comptroller (or to another Lender): (i) the Lease cannot be terminated by Landlord (either directly or by the exercise of any option which could lead to termination), (ii) the Lease cannot be modified in any of its terms, and
(iii) no consent can be given to the release of any party having liability thereof, without, in any such case, the prior written consent of the Comptroller or any such other Lender. Tenant further understands that, without such consent, no rent may be collected or accepted more than one month in advance and that the interest of the Landlord in the Lease has been assigned to the Comptroller (or such other Lender) solely as security for the purposes specified in the assignment and neither the Comptroller nor any other Lender assumes any duty, liability or obligations whatever under the Lease or any extension or renewal thereof.

              8. Tenant acknowledges that the Lease, the leasehold estate created thereby and all rights of Tenant thereunder are and shall be subject and subordinate to any mortgages held or to be held by the Comptroller or any other Lender, as any of the same may be modified, extended, supplemented or replaced hereafter, the liens created thereby and the rights of the Comptroller or any other Lender thereunder, unless the Comptroller or such other Lender elects otherwise. Tenant hereby acknowledges and agrees that if the Comptroller, any other Lender or any other person shall succeed to the interest of Landlord under the Lease: (A) neither the Comptroller nor any such other Lender or other person shall be (i) liable for any act or omission of any prior landlord (including the present Landlord), (ii) liable for the return of any security deposit,
(iii) subject to any offset against or abatement, diminution or reduction in rent or additional rent, or defense which Tenant may have against any such prior landlord (including the present Landlord), (iv) bound by and rent or additional rent Tenant may have paid for more than the current month to any such prior landlord (including the present Landlord), or (v) bound by any assignment, surrender, termination, cancellation, waiver, release, amendment or modification of the Lease made without its express written consent; and (B) at the election of the Comptroller or such other Lender or other person, Tenant shall attorn thereto.

              9. Tenant shall give the Comptroller (and any other Lender of which it receives written notice) prompt written notice of any default of Landlord under the Lease, if such default entitles Tenant, under law or otherwise, to terminate the Lease, reduce rent or credit or offset any amount against future rents. Tenant shall also give the Comptroller or such other Lender reasonable time to cure any such default prior to exercising (and as a condition precedent to its right to exercise) any right Tenant may have to terminate the Lease or to reduce rent or credit or offset any amounts against the rent. Tenant shall give such written notice to any successor in interest of the Comptroller or such other Lender, any purchaser at a foreclosure sale under any mortgage, any transferee who acquires the Building or Premises by deed in lieu of foreclosure, and any successor or assign of any thereof.

          10. Tenant shall not look to the Comptroller (or any other Lender) as mortgagee, or, in the event the Comptroller (or any other Lender) shall become a mortgagee in possession or successor in title to the Building or Premises, in connection with the return of or accountability with respect to any security deposit required by landlord (or any other landlord), unless such sums have actually been received by the Comptroller (or such other Lender) as security for Tenant's performance under the Lease.

          11. Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak or dump any toxic or hazardous waste, waste product or substances (as they may be defined in any federal or state statute, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Building or Premises at any time during the term, or extended term, of the Lease, exclusive of products of types and amounts routinely employed in normal and customary office use, and waste products customarily derived therefrom.

          12. All notices and other communications from Tenant to the Comptroller shall be in writing and shall be delivered or mailed by registered or certified mail, postage paid, return receipt requested, addressed to the Comptroller at:

              Office of The Comptroller of the State of New York
              270 Broadway - 23rd Floor
              New York, New York 10007

              Attention:  Assistant Deputy Comptroller for Real Estate
              ---------   Investments

                                            -and-
                                             ---
                          Assistant Counsel for Real Estate Investments

                          - with copy to:
                            ------------

              Wilkie Farr & Gallagher
              One Citicorp Center
              153 East 53rd Street
              New York, New York 10022-4677
              Attention: Monty Davis, Esq.
              ---------

or at such other address as the Comptroller or any other Lender, or any successor, purchaser or transferee of any of them, shall furnish to Tenant in writing.

          13. Tenant is not the subject of any bankruptcy, reorganization or insolvency proceedings.

                14.  Tenant's billing address is:

                     ------------------------------
                     ------------------------------
                     ------------------------------
                     ------------------------------
                     ------------------------------
                     ------------------------------
                     ------------------------------

                15. This Estoppel Certificate is being executed and delivered by Tenant to induce Landlord to enter into certain business arrangements, and to induce the Comptroller and any other Lender to make a loan to be secured in part by an assignment to the Comptroller (or such other Lender) of Landlord's interest in the Lease, and with the intent and understanding that the above statements will be relied upon by the Landlord, the Comptroller and any other Lender and their respective successors and assigns. The undersigned Tenant agrees that the Landlord, the Comptroller, and any other Lender, and each of them and their respective successors and assigns, may so rely.

             THIS ESTOPPEL CERTIFICATE is executed by Tenant on the date set forth on the first page hereof.


                                    TENANT:
                                    ------



                                    By:
                                       ------------------------------
                                       Name:
                                       Title: